EXHIBIT 4.8

                       CIT GROUP FUNDING COMPANY OF CANADA
                                     Issuer

                                 CIT GROUP INC.
                                    Guarantor

                                       And

                              THE BANK OF NEW YORK,
                                     Trustee

                                ------------------

                                    INDENTURE
                          Dated as of November 1, 2006

                                ------------------

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                         Reconciliation and tie between
             Trust Indenture Act of 1939 (the "Trust Indenture Act")
                                  and Indenture

Trust Indenture
Act Section                                                    Indenture Section
-----------                                                    -----------------

ss.310(a)(1) ................................................                6.8
(a)(2) ......................................................                6.8
(b) .........................................................                6.8
ss.311 ......................................................                6.5
ss.312(a) ...................................................                7.1
(b) .........................................................                7.2
(c) .........................................................                7.2
ss.313(a) ...................................................                7.3
(c) .........................................................                7.3
(d) .........................................................                7.3
ss.314(a) ...................................................                7.4
(c)(1) ......................................................               17.5
(c)(2) ......................................................               17.5
(e) .........................................................               17.5
(f) .........................................................               17.5
ss.315(a)-(d) ...............................................           6.1, 6.3
(b) .........................................................                6.3
(c) .........................................................                6.1
(d) .........................................................                6.1
(e) .........................................................               5.15
ss.316(a) (last sentence) ...................................                1.1
(a)(1)(A) ...................................................               5.12
(a)(1)(B) ...................................................               5.13
(b) .........................................................                5.8
ss.317(a)(1) ................................................                5.3
(a)(2) ......................................................                5.4
(b) .........................................................                3.3
ss.318(c) ...................................................               17.1
ss.328 ......................................................               17.9

----------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

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                                Table of Contents
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                                                                            Page
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                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1  Definitions ..................................................    1
Section 1.2  Incorporation by Reference of Trust Indenture Act ............   10
Section 1.3  Rules of Construction ........................................   10
Section 1.4  Acts of Holders ..............................................   11

                                    ARTICLE 2
                                 THE SECURITIES

Section 2.1  Forms Generally ..............................................   12
Section 2.2  Form of Trustee's Certificate of Authentication ..............   13
Section 2.3  Securities in Global Form ....................................   13
Section 2.4  Amount Unlimited; Issuable in Series .........................   14
Section 2.5  Currency; Denominations ......................................   17
Section 2.6  Execution, Authentication, Delivery and Dating ...............   17
Section 2.7  Temporary Securities .........................................   19
Section 2.8  Registration, Transfer and Exchange ..........................   19
Section 2.9  Mutilated, Destroyed, Lost and Stolen Securities .............   22
Section 2.10 Payment of Interest; Rights to Interest Preserved ............   22
Section 2.11 Persons Deemed Owners ........................................   24
Section 2.12 Cancellation .................................................   25
Section 2.13 Computation of Interest ......................................   25

                                    ARTICLE 3
                                    COVENANTS

Section 3.1  Payment of Principal and Interest ............................   25
Section 3.2  Maintenance of Office or Agency ..............................   25
Section 3.3  Money for Securities Payments to Be Held in Trust ............   26
Section 3.4  [Intentionally Omitted] ......................................   28
Section 3.5  Payment of Additional Amounts ................................   28
Section 3.6  Limitations on Pledges and Liens .............................   28
Section 3.7  Corporate Existence ..........................................   31
Section 3.8  Waiver of Certain Covenants ..................................   31
Section 3.9  Company Statement as to Compliance; Notice of
               Certain Defaults ...........................................   31

                                    ARTICLE 4
                              SUCCESSOR CORPORATION

Section 4.1  Company May Consolidate, Etc., Only on Certain Terms .........   32
Section 4.2  Successor Person Substituted .................................   33

                                    ARTICLE 5
                              DEFAULTS AND REMEDIES

Section 5.1  Events of Default ............................................   33

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Section 5.2  Acceleration of Maturity; Rescission and Annulment ...........   35
Section 5.3  Collection of Indebtedness and Suits for
               Enforcement by Trustee .....................................   36
Section 5.4  Trustee May File Proofs of Claim .............................   37
Section 5.5  Trustee May Enforce Claims without Possession of Securities ..   38
Section 5.6  Application of Money Collected ...............................   38
Section 5.7  Limitations on Suits .........................................   38
Section 5.8  Unconditional Right of Holders to Receive Principal
               and Interest ...............................................   39
Section 5.9  Restoration of Rights and Remedies ...........................   39
Section 5.10 Rights and Remedies Cumulative ...............................   39
Section 5.11 Delay or Omission Not Waiver .................................   40
Section 5.12 Control by Holders ...........................................   40
Section 5.13 Waiver of Past Defaults ......................................   40
Section 5.14 Waiver of Usury, Stay or Extension Laws ......................   40
Section 5.15 Undertaking for Costs ........................................   41

                                    ARTICLE 6
                                   THE TRUSTEE

Section 6.1  Duties of Trustee ............................................   41
Section 6.2  Certain Rights of Trustee ....................................   42
Section 6.3  Notice of Defaults ...........................................   44
Section 6.4  Not Responsible for Recitals or Issuance of Securities .......   44
Section 6.5  May Hold Securities ..........................................   44
Section 6.6  Money Held in Trust ..........................................   45
Section 6.7  Compensation and Reimbursement ...............................   45
Section 6.8  Corporate Trustee Required; Eligibility;
               Disqualification; Conflicting Interests ....................   46
Section 6.9  Resignation and Removal; Appointment of Successor ............   46
Section 6.10 Acceptance of Appointment by Successor .......................   47
Section 6.11 Merger, Conversion, Consolidation or Succession to Business ..   49
Section 6.12 Appointment of Authenticating Agent ..........................   49
Section 6.13 Appointment of Attorney-in-Fact ..............................   50

                                    ARTICLE 7
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1  Company to Furnish Trustee Names and Addresses of Holders ....   52
Section 7.2  Preservation of Information; Communications to Holders .......   52
Section 7.3  Reports by Trustee ...........................................   53
Section 7.4  Reports by Guarantor .........................................   53

                                    ARTICLE 8
   SATISFACTION AND DISCHARGE OF INDENTURE; DEFEASANCE AND COVENANT DEFEASANCE

Section 8.1  Satisfaction and Discharge ...................................   54
Section 8.2  Defeasance and Covenant Defeasance ...........................   55
Section 8.3  Application of Trust Money ...................................   58
Section 8.4  Reinstatement ................................................   58

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                                    ARTICLE 9
                                    GUARANTEE

Section 9.1  Agreement to Guarantee .......................................   59
Section 9.2  Execution and Delivery of Guarantees .........................   59
Section 9.3  Release of Guarantees ........................................   60

                                   ARTICLE 10
                          PAYMENT OF ADDITIONAL AMOUNTS

Section 10.1 Payment of Additional Amounts in Respect of Canadian Taxes ...   61
Section 10.2 Exceptions and Limitations on the Payment of
               Additional Amounts in Respect of Canadian Taxes ............   61
Section 10.3 Non-residents of Canada ......................................   62
Section 10.4 Withholding or Deduction for Any
               U.S. Taxes, Assessments or Governmental Charges ............   62
Section 10.5 References to Additional Amounts in this Indenture ...........   63

                                   ARTICLE 11
                     REDEMPTION AT THE OPTION OF THE COMPANY

Section 11.1 Applicability of Article .....................................   64
Section 11.2 Election to Redeem; Notice to Trustee ........................   64
Section 11.3 Notice of Redemption .........................................   65
Section 11.4 Deposit of Redemption Price ..................................   66
Section 11.5 Securities Payable on Redemption Date ........................   66
Section 11.6 Cancellation and Disposition of Securities ...................   66
Section 11.7 Selection by Trustee of Securities to be Redeemed ............   66
Section 11.8 Securities Redeemed in Part ..................................   67

                                   ARTICLE 12
                                   AMENDMENTS

Section 12.1 Without Consent of Holders ...................................   67
Section 12.2 With Consent of Holders ......................................   68
Section 12.3 Execution of Supplemental Indentures .........................   70
Section 12.4 Effect of Supplemental Indentures ............................   70
Section 12.5 Reference in Securities to Supplemental Indentures ...........   70
Section 12.6 Compliance with Trust Indenture Act ..........................   70
Section 12.7 Notice of Supplemental Indenture .............................   70

                                   ARTICLE 13
                               MEETINGS OF HOLDERS

Section 13.1 Purposes for Which Meetings May Be Called ....................   71
Section 13.2 Call, Notice and Place of Meetings ...........................   71
Section 13.3 Persons Entitled to Vote at Meetings .........................   71
Section 13.4 Quorum; Action ...............................................   71
Section 13.5 Determination of Voting Rights;
               Conduct and Adjournment of Meetings ........................   72
Section 13.6 Counting Votes and Recording Action of Meetings ..............   73
Section 13.7 Preservation of Rights of Trustee and Holders ................   73

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                                   ARTICLE 14
                                  SINKING FUNDS

Section 14.1 Applicability of Article .....................................   74
Section 14.2 Satisfaction of Sinking Fund Payments with Securities ........   74
Section 14.3 Redemption of Securities for Sinking Fund ....................   74

                                   ARTICLE 15
                       REPAYMENT AT THE OPTION OF HOLDERS

Section 15.1 Applicability of Article .....................................   75

                                   ARTICLE 16
                        SECURITIES IN FOREIGN CURRENCIES

Section 16.1 Applicability of Article .....................................   75

                                   ARTICLE 17
                                  MISCELLANEOUS

Section 17.1 Conflict with Trust Indenture Act ............................   76
Section 17.2 Notices, etc. to Trustee, Company and Guarantor ..............   76
Section 17.3 Notice to Holders of Securities; Waiver ......................   76
Section 17.4 Language of Notices ..........................................   77
Section 17.5 Compliance Certificates and Opinions .........................   77
Section 17.6 Form of Documents Delivered to Trustee .......................   78
Section 17.7 Effect of Headings and Table of Contents .....................   78
Section 17.8 Successors and Assigns .......................................   78
Section 17.9 Separability Clause ..........................................   78
Section 17.10 Governing Law ...............................................   78
Section 17.11 Legal Holidays ..............................................   79
Section 17.12 Counterparts ................................................   79
Section 17.13 Judgment Currency ...........................................   79
Section 17.14 No Security Interest Created ................................   79
Section 17.15 Limitation on Individual Liability ..........................   79
Section 17.16 Submission to Jurisdiction ..................................   80

Exhibit A-1 -- Form of Fixed Rate Global Note
Exhibit A-2 -- Form of Floating Rate Global Note
Exhibit A-3 -- Form of Guarantee

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      INDENTURE, dated as of November 1, 2006 (the "Indenture"), among CIT Group
Funding Company of Canada, an unlimited company organized under the laws of the Province of Nova Scotia, Canada (the "Company"), CIT Group Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Guarantor"), and The Bank of New York, as trustee (the "Trustee").

                                    RECITALS

      WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior unsecured debentures, notes or other evidences of indebtedness (the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided;

      WHEREAS, each of the Company and the Guarantor has duly authorized the execution and delivery of this Indenture, and all things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done;

      WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions;

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted, declared and agreed by and between the parties hereto, for the benefit of the other parties and for the equal and proportionate benefit of all Holders of each series of Securities as follows:

                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      Section 1.1 Definitions.

      "Act" when used with respect to any Holders, has the meaning specified in
Section 1.4.

      "Additional Amounts" means any additional amounts, which are required by
Section 3.5 and Article 10 hereof, to be paid by the Company or the Guarantor in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

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      "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.12 to act on behalf of the Trustee to authenticate Securities.

      "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are legal holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

      "Authorized Officer" means, when used with respect to the Company or the Guarantor, as applicable, the Chairman of the Board of Directors, a Vice Chairman, the President, the Chief Executive Officer, the Chief Financial Officer, any Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or the Guarantor, as applicable.

      "Bankruptcy Law" has the meaning specified in Section 5.1(6).

      "Board of Directors" means the board of directors of the Company or the Guarantor, as applicable, or any committee of that board duly authorized to act generally or in any particular respect hereunder for the Company or the Guarantor, as the case may be.

      "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as applicable, to have been duly adopted by the Board of Directors of the Company or the Guarantor, as applicable, and to be in full force and effect on the date of such certification, delivered to the Trustee.

      "Business Day" with respect to any Place of Payment or other location, means any day other than a Saturday, Sunday or other day on which banking institutions in such Place of Payment or other location are authorized or obligated by law, regulation or executive order to close.

      "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including Preferred Stock, but excluding any debt securities convertible into such equity.

      "Capitalized Lease Obligation" means an obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with such principles.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

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

      "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

      "Company Paid Amount" shall have the meaning set forth in Section 8.4.

      "Company Request" and "Company Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Company by two Authorized Officers, and delivered to the Trustee.

      "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 101 Barclay Street, New York, New York 10286.

      "Corporation" means corporations and limited liability companies and, except for purposes of Article 4, associations, companies and business trusts.

      "Currency" with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on any Security, means Dollars or the Foreign Currency, as the case may be, in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

      "CUSIP number" means the alphanumeric designation assigned to a Security by Standard & Poor's Ratings Services, CUSIP Service Bureau.

      "Custodian" has the meaning specified in Section 5.1(6).

      "Defaulted Interest" has the meaning specified in Section 2.10.

      "Depository" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as Depository by the Company in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Exchange Act, as amended, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "Depository" shall mean, with respect to any series of Securities, the qualifying entity that has been appointed with respect to such Securities.

      "Dollars" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States.

      "Event of Default" has the meaning specified in Section 5.1.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

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

      "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

      "Government Obligations" means securities which are (i) direct obligations of the United States of America or the other government or governments which issued the Foreign Currency in which the principal of or any premium or interest on such Security shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

      "Guarantees" means the guarantees of the Guarantor as notated on each Security authenticated and delivered pursuant to this Indenture and shall include the Guarantee set forth in Article 9 of this Indenture and all other obligations and covenants of the Guarantor contained in this Indenture and the Securities.

      "Guarantor" means the party named as "Guarantor" in the first paragraph of this instrument until a successor Person shall have replaced it pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

      "Holder" in the case of any Security, means the Person in whose name such Security is registered in the Security Register.

      "Indebtedness" means, with respect to any Person, such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services other than accounts payable arising in the ordinary course of such Person's business, (iii) obligations, whether or not assumed, secured by Liens on property now or hereafter owned or acquired by such Person (other than carriers', warehousemen's, mechanics', repairmen's or other like nonconsensual statutory Liens arising in the ordinary course of business),
(iv) obligations which are evidenced by notes, acceptances, or other similar instruments, (v) Capitalized Lease Obligations, (vi) contingent obligations with respect to the Indebtedness of another Person, including but not limited to the obligation or liability of another which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes contingently liable upon; provided that any Indebtedness owing by the

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Guarantor to any of its Subsidiaries or by any Subsidiary of the Guarantor to
the Guarantor or by any Subsidiary of the Guarantor to any other Subsidiary of the Guarantor or any contingent obligation in respect thereof shall not constitute Indebtedness for purposes of this Agreement, and (vii) obligations for which such Person is obligated in respect of a letter of credit. For purposes of this Indenture, Indebtedness shall not include (A) any indebtedness of such Person to the extent (I) such indebtedness does not appear on the financial statement of such Person, (II) such indebtedness is recourse only to certain assets of such Person, and (III) the assets to which such indebtedness is recourse only appear on the financial statements of such Person net of such indebtedness, or (B) any indebtedness or other obligations issued by any Person (or by a trust or other entity established by such Person or any of its Affiliates) which are primarily serviced by the cash flows of a discrete pool of receivables, leases or other financial assets which have been sold or transferred by the Guarantor or any Subsidiary in securitization transactions which, in accordance with GAAP, are accounted for as sales for financial reporting purposes. It is understood and agreed that (1) the amount of any Indebtedness described in clause (iii) for which recourse is limited to certain property of such Person shall be the lower of (x) the amount of the obligation and (y) the fair market value of the property of such Person securing such obligation, and (2) the amount of any obligation described in clause (vi) shall be the lower of (x) the stated or determinable amount of the primary obligation in respect of which such contingent obligation is made, and (y) the maximum amount for which such Person may be liable pursuant to the terms of the agreement embodying such contingent obligation unless such primary obligation and the maximum amount for which such Person may be liable are not stated or determinable, in which case the amount of such contingent obligation shall be such Person's maximum, reasonably anticipated liability in respect thereof as determined by such Person in good faith.

      "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument, and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 2.4 (as such terms and provisions may be amended pursuant to the applicable provisions hereof).

      "independent public accountants" means accountants or a firm of accountants that, with respect to the Guarantor and any other obligor under the Securities, are independent public accountants within the meaning of the Securities Act, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Guarantor or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to this Indenture or certificates required to be provided hereunder.

      "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

      "Interest" means interest payable after Maturity with respect to any Original Issue Discount Security which, by its terms, bears interest only after Maturity.

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      "Interest Payment Date" with respect to any Security, means the Stated
Maturity of an installment of interest on such Security.

      "Judgment Currency" has the meaning specified in Section 17.13.

      "Legal Holiday" has the meaning specified in Section 17.11.

      "Lien" has the meaning specified in Section 3.6.

      "Maturity" with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repurchase, notice of option to elect repayment or otherwise, and includes the Redemption Date.

      "New York Banking Day" has the meaning specified in Section 17.13.

      "Office or Agency" with respect to any Securities, means an office or agency of the Company or the Guarantor, as applicable, maintained or designated in a Place of Payment for such Securities pursuant to Section 3.2 or any other office of the Company or the Guarantor, as applicable, maintained or designated pursuant to Section 3.2, or, to the extent designated or required by Section 3.2 in lieu of such Office or Agency, the Corporate Trust Office of the Trustee.

      "Officers' Certificate" means a certificate signed by the Chairman, Vice Chairman, President, Chief Executive Officer or a Vice President and by the Chief Financial Officer, Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary of the Company or the Guarantor, as applicable, and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or the Guarantor or other counsel who shall be reasonably acceptable to the Trustee that, if required by the Trust Indenture Act, complies with the requirements of Section 314(e) of the Trust Indenture Act.

      "Original Issue Discount Security" means a Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal face amount thereof to be due and payable upon acceleration pursuant to Section 5.2.

      "Outstanding" when used with respect to any Security, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

            (a) any such Security theretofore cancelled by the Trustee or the Registrar or delivered to the Trustee or the Registrar for cancellation;

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

            (b) any such Security for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited pursuant hereto with the Trustee or any Paying Agent (other than the Company or the Guarantor or any of their Affiliates) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (c) any such Security with respect to which the Company has effected defeasance and/or covenant defeasance pursuant to the terms hereof, except to the extent provided in Section 8.2;

            (d) any such Security which has been paid pursuant to Section 2.9 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such Security is a valid obligation of the Company; and

            (e) any such Security exchanged as contemplated by this Indenture into other securities of the Company or another issuer, if the terms of such Security provide for such conversion or exchange pursuant to Section 2.4;

      provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 5.2 at the time of such determination, and (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed Outstanding for such purposes shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iii) the principal amount of a Security denominated in a Foreign Currency shall be the Dollar equivalent, determined by the Company on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iv) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee

(A) the pledgee's right so to act with respect to such Securities and (B) that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or an Affiliate of the Company, the Guarantor or such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of, or any premium or interest on, any Security on behalf of the Company.

      "Person" means any individual, Corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment" with respect to any Security, means the place or places where the principal of, or any premium or interest on, such Security is payable as provided in or pursuant to this Indenture or such Security.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.9 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same Indebtedness as the lost, destroyed, mutilated or stolen Security.

      "Preferred Stock" in respect of any Corporation means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Corporation, over shares of Capital Stock of any other class of such Corporation.

      "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

      "Redemption Price", when used with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture or such Security.

      "Registrar" has the meaning specified in Section 2.8.

      "Regular Record Date" for the interest payable on any Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture or such Security as the "Regular Record Date".

      "Required Currency" has the meaning specified in Section 17.13.

      "Responsible Officer" means any officer within the Corporate Trust Office of the Trustee that has direct responsibility for the administration of this Indenture and, for purposes of Section 6.1(3)(b) and the proviso to the first sentence in Section 6.3, shall also include any other officer to whom any corporate trust matter is referred, because of his knowledge of, and familiarity with, a particular subject.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

      "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of Indebtedness, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities," with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

      "Security Register" has the meaning specified in Section 2.8.

      "Special Record Date" for the payment of any Defaulted Interest on any Security means a date fixed by the Company pursuant to Section 2.10.

      "Stated Maturity," with respect to any Security or any installment of principal thereof or interest thereon, means the date established by or pursuant to this Indenture or such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

      "Subsidiary" means with respect to the Company or the Guarantor, as applicable, such Person which, at the time of determination, more than 50% of the voting power of the shares of its Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is owned or controlled, directly or indirectly, by (i) the Company or the Guarantor, as applicable, and/or (ii) one or more Subsidiaries of the Company or the Guarantor, as applicable; provided, however, that the term Subsidiary shall not include any Person, if the earnings of such Person are not consolidated with the financial statements of the Guarantor in accordance with the requirements of GAAP.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.

      "United States," except as otherwise provided in or pursuant to this Indenture or any Security, means the United States (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

      "Vice President" when used with respect to the Company, the Guarantor or the Trustee, as applicable, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President."

      Section 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

      "indenture securities" means the Securities.

      "indenture security holder" means a Holder or a Securityholder.

      "indenture to be qualified" means this Indenture.

      "indenture trustee" or "institutional trustee" means the Trustee.

      "obligor" on the Securities means the Company or any other obligor on the Securities and on the Guarantees means the Guarantor or any other obligor on the Guarantees.

      All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by a Trust Indenture Act reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

      Section 1.3 Rules of Construction.

      Except as otherwise specified with respect to any Securities issued pursuant to Section 2.4, and except as otherwise expressly provided in or pursuant to this Indenture, or unless the context otherwise requires, for all purposes of this Indenture:

            (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States and, except as otherwise herein expressly provided, the terms "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date or time of such computation;

            (4) the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

            (5) the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

      Certain terms used principally in certain Articles hereof are defined in those Articles.

      Section 1.4 Acts of Holders.

            (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of Securities may, alternatively, be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article 13, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee, the Company, the Guarantor and any agent of the Trustee or the Company or the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 13.6.

            Without limiting the generality of this Section 1.4, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depository that is a Holder of a global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders, and a Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such Depository's standing instructions and customary practices.

            The Company shall fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any permanent global Security held by a Depository entitled under the procedures of such Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other Act, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other Act shall be valid or effective if made, given or taken more than 90 days after such record date.

            (2) The fact and date of the execution by any Person of any such instrument or writing referred to in this Section 1.4 may be proved in any reasonable manner; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

            (3) The ownership, principal amount and identification numbers of Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

            (4) If the Company shall solicit from the Holders of any Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at its option (but is not obligated to), by Board Resolution, fix in advance a record date for the determination of Holders of Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Securities of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

            (5) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such Act is made upon such Security.

                                   ARTICLE 2
                                 THE SECURITIES

      Section 2.1 Forms Generally

      Each Security (including any temporary or permanent global Security) issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution of the Company or the Guarantor, as applicable, or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Security as evidenced by their execution of such Security or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed.

      Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall be issuable in registered form without coupons and shall not be issuable upon the exercise of warrants.

      Definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

      Section 2.2 Form of Trustee's Certificate of Authentication.

      Subject to Section 6.12, the Trustee's certificate of authentication shall be in substantially the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK,
                                           as Trustee

                                       By
                                         ---------------------------------------
                                           Authorized Signatory

      Section 2.3 Securities in Global Form.

      Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall not be issuable in temporary or permanent global form. If Securities of a series shall be issuable in global form, as specified and contemplated by Section 2.4, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 2.6 or 2.7 with respect thereto. Subject to the provisions of Section
2.6 and, if applicable, Section 2.7, the Trustee shall deliver and redeliver, in each case at the Company's expense, any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 2.6 or
2.7 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel.

      Notwithstanding the provisions of Section 2.10, unless otherwise specified in or pursuant to this Indenture or any Securities, payment of principal of, any premium and interest on, any Security (i) in temporary form shall be made to the Person or Persons specified therein, and (ii) in global form and registered in the name of a Depository or its nominee shall be made to the Depository or its nominee as the Holder of such global Security. Neither the Company nor the Trustee shall have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a global Security, or for maintaining, supervising or reviewing any records relating to beneficial ownership interests, and each of the Company and the Trustee may act or refrain from acting without liability on any information provided by the Depository.

      Notwithstanding the provisions of Section 2.11 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Holder of such global Security in registered form as the Holder of such principal amount of Outstanding Securities represented by such global Security.

      Section 2.4 Amount Unlimited; Issuable in Series

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

      With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board Resolution of the Company and set forth in an Officers' Certificate of the Company, or established in one or more indentures supplemental hereto,

            (1) the title and series of such Securities;

            (2) the total principal amount of the series of such Securities and whether there shall be any limit upon the aggregate principal amount of such Securities that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.7, 2.8, 2.9, 11.8 or 12.5);

            (3) if any of such Securities are to be issuable in global form, when any of such Securities are to be issuable in global form and (i) whether such Securities are to be issued in temporary or permanent global form or both, (ii) whether beneficial owners of interests in any such global Security may exchange such interests for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 2.8, and (iii) the name of the Depository with respect to any such global Security;

            (4) if any such Securities are to be issuable in global form, the date as of which such global security shall be dated (if other than the date of original issuance of the first of such Securities to be issued);

            (5) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of and premium, if any, on the Securities shall be payable;

            (6) the Person to whom any interest on a Security shall be payable, if other than the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest; the rate or rates at which such Securities shall bear interest, if any, which rate may be zero in the case of certain Securities issued at an issue price representing a discount from the principal amount payable at Maturity, or the method by which such rate or rates will be determined (including, if applicable, any remarketing option or similar method), and the date or dates from which such interest, if any, will accrue or the method by which such date or dates will be determined, and the basis upon which interest shall be calculated if other than that of a 360 day year of twelve 30-day months;

            (7) the date or dates on which interest, if any, on such Securities shall be payable and any Regular Record Dates applicable to the date or dates on which interest will be so payable;

            (8) if in addition to or other than the Borough of Manhattan, The City of New York, the place or places where the principal of or any premium or interest on such Securities shall be payable, where any of such Securities that are issued in registered form may be surrendered for registration of transfer or exchange, and where any such Securities may be surrendered for exchange and notices of demands to or upon the Company in respect of such Securities and this Indenture may be served;

            (9) the extent to which, the manner in which, any interest payment on a global Security on an Interest Payment Date, will be paid and the manner in which any principal of or premium, if any, on any global Security will be paid;

            (10) if such Securities are to be redeemable at the Company's option, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the Company's option pursuant to any sinking fund or otherwise;

            (11) provisions specifying whether the Company shall be obligated to redeem, purchase or repay any of such Securities pursuant to any sinking fund or analogous provision or at the option of any Holder of such Securities and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

            (12) if other than denominations of $2,000, and any integral multiple of $1,000 thereof, the denominations in which any Securities to be issued will be issuable;

            (13) provisions specifying whether the Securities will be exchangeable for Securities of the Company or other obligors and, if so, the terms and conditions upon which such Securities shall be so exchangeable;

            (14) if other than the principal amount, the portion of the principal amount (or the method by which such portion will be determined) of such Securities that will be payable upon declaration of acceleration of the Maturity thereof pursuant to the terms of this Indenture;

            (15) if other than Dollars, the Currency of payment, including composite Currencies and Foreign Currencies, of the principal of, any premium or interest on any of such Securities;

            (16) if other than as provided in Section 8.2, the manner in which the Securities of the series are to be defeased;

            (17) provisions specifying whether the principal of, or any premium or interest on such Securities shall be payable, at the election of the Company or a Holder of Securities, in a Currency other than that in which such Securities are stated to be payable and the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate;

            (18) any index, formula or other method used to determine the amount of payments of principal of, or any premium or interest on such Securities;

            (19) provisions specifying whether such Securities are to be issued in the form of one or more global Securities and, if so, the identity of the Depository for such global Security or Securities;

            (20) any deletions from, modifications of or additions to the Events of Default or covenants of the Company that are contained herein with respect to such Securities;

            (21) terms specifying whether the provisions described below under
      Section 8.2 shall be applicable to such Securities;

            (22) terms specifying whether any of such Securities are to be issued upon the exercise of warrants, and the time, manner and place for such Securities to be authenticated and delivered; and

            (23) any other terms of such Securities and any other deletions from or modifications or additions to this Indenture in respect of such Securities.

      All Securities of any one series shall be substantially identical except as to Currency of payments due thereunder, denomination and the rate of interest thereon, or method of determining the rate of interest, if any, Maturity, and the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to the Board Resolution and set forth in the Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. The terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon written order of persons designated in the Officers' Certificate or supplemental indenture and that such persons are authorized to determine, consistent with such Officers' Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Officers' Certificate or supplemental indenture. All Securities of any one series need not be issued at the same time and, unless otherwise so provided, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities. The Company also may issue, and the Trustee may authenticate, Securities with the same terms as previously issued Securities.

      If any of the terms of the Securities of any series shall be established by action taken by or pursuant to a Board Resolution of the Company, the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

      Section 2.5 Currency; Denominations.

      Unless otherwise provided in or pursuant to this Indenture, the principal of, and any premium and interest, if any, on, the Securities shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture, Securities denominated in Dollars shall be issuable in registered form without coupons in denominations of $2,000, and any integral multiple of $1,000 thereof. Securities not denominated in Dollars shall be issuable in such foreign currency denominations as are established with respect to such Securities in or pursuant to this Indenture.

      Section 2.6 Execution, Authentication, Delivery and Dating.

      The Securities shall be executed on behalf of the Company by an Authorized Officer of the Company. The Guarantees notated on Securities shall be executed on behalf of the Guarantor by an Authorized Officer of the Guarantor. The signature of these Authorized Officers on the Securities and the Guarantee notated thereon may be by facsimile or manual signature.

      Securities and Guarantees notated thereon bearing the manual or facsimile signatures of Authorized Officers shall bind the Company or the Guarantor, as applicable, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of original issuance of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication and, provided that the Board Resolution and Officers' Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 2.4 and a Company Order for the authentication and delivery of such Securities have been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon,

            (1) an Opinion of Counsel to the effect that:

                  (a) the form or forms and the terms of such Securities have been established in conformity with the provisions of this Indenture; and

                  (b) such Securities when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities; and

            (2) an Officers' Certificate stating that, to the best knowledge of the Persons executing such certificate, all conditions precedent to the execution, authentication and delivery of such Securities have been complied with, and no event which is, or after notice or lapse of time would become, an Event of Default with respect to any of the Securities shall have occurred and be continuing.

      If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officers' Certificate at the time of issuance of each Security, but such Opinion of Counsel and Officers' Certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate written request by an Authorized Officer of the Company or any person designated in writing by an Authorized Officer of the Company that the Trustee authenticate and deliver Securities of such series for original issue will be deemed to be a certification by the Company that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with and that no Event of Default with respect to any of the Securities has occurred or is continuing.

      The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 2.2 or 6.12 executed by or on behalf of the Trustee or by the Authenticating Agent by the manual signature of one of its authorized signatories. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

      Section 2.7 Temporary Securities.

      Pending the preparation of definitive Securities, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver, in the manner provided in Section 2.6, temporary Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

      Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities of the same series and containing terms and provisions that are identical to and evidencing the same continuing indebtedness as those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities upon surrender of such temporary Securities at an Office or Agency for such Securities, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor an equal aggregate principal amount of definitive Securities evidencing the same continuing indebtedness as the temporary Securities of authorized denominations of the same series and containing identical terms and provisions. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

      Section 2.8 Registration, Transfer and Exchange.

      With respect to the Securities of each series, the Company shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") at an Office or Agency for such series in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Securities of such series and of transfers of the Securities of such series. Such Office or Agency shall be the "Registrar" for that series of Securities. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Registrar for each series of Securities. The Company shall have the right to remove and replace from time to time the Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment by the Company. In the event that the Trustee shall not be or shall cease to be Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. The Company shall be required to maintain a Registrar in each place where the principal of and premium or interest on any Security is payable. There shall be only one Security Register for each series of Securities.

      Upon surrender for registration of transfer of any Security of any series at any Office or Agency for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series denominated as authorized in or pursuant to this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

      At the option of the Holder, certificated Securities and the right to receive the principal, premium and interest, if any, on any certificated Security may be transferred by a Holder by surrendering such certificate representing the certificated Securities at the Corporate Trust Office of the Trustee. Such certificate representing the certificated Securities may be reissued by the Company or the Trustee to a new Holder or a new certificate representing the certificated Securities may be issued by the Company or the Trustee to a new Holder.

      At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any Office or Agency for such series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

      Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, any global Security shall be exchangeable for certificated Securities only if (i) the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days of the date the Company is so informed in writing,
(ii) the Company, in its discretion, determines not to require all of the Securities of a series to be represented by a global Security and notifies the Trustee of its decision by executing and delivering to the Trustee a Company Order to the effect that such global Security shall be so exchangeable or (iii) an Event of Default has occurred and is continuing, the Company, the Trustee, the Registrar and the Paying Agent shall have notified the Depository that the global Security shall be exchangeable for certificated Securities. If the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities as the result of an event described in clause (i), (ii) or (iii) of the preceding sentence, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the Depository as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the Depository, as the case may be (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depository, or such other Depository referred to above in accordance with the instructions of the Company referred to above. If a Security is issued in exchange for any portion of a global Security after the close of business at the Office or Agency for such Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security shall be payable in accordance with the provisions of this Indenture.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same continuing debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange. For greater certainty, no transfer or exchange of Securities pursuant to Section 2.7, 2.9, 11.8, 12.5 or this Section 2.8 shall constitute a novation or any other form of deemed repayment or reissuance of any Indebtedness of the Company hereunder.

      Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in a form satisfactory to the Company and the Registrar for such Security duly executed by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any stamp tax or other governmental charge and any other reasonable expenses (including fees and expenses of the Trustee) that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.7, 2.9, 11.8 or 12.5 not involving any transfer.

      Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day the Company transmits a notice of redemption of Securities of the series selected for redemption and ending at the close of business on the day of the transmission, or (ii) to register the transfer of or exchange any Security selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

      Section 2.9 Mutilated, Destroyed, Lost and Stolen Securities.

      If any mutilated Security is surrendered to the Trustee, subject to the provisions of this Section 2.9, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding.

      If there be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding.

      Notwithstanding the foregoing provisions of this Section 2.9, in case any mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section 2.9, the Company may require the payment of a sum sufficient to cover any stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security issued pursuant to this Section 2.9 in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, shall constitute a separate obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

      The provisions of this Section 2.9, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

      Section 2.10 Payment of Interest; Rights to Interest Preserved.

      Unless otherwise provided in or pursuant to this Indenture, any interest on any Security which shall be payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest.

      Unless otherwise provided in or pursuant to this Indenture, any interest on any Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such

Holder; and such Defaulted Interest may be paid by the Company as provided in clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name such Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed by the Company in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Security, the Special Record Date therefor and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after notification to the Trustee of the proposed payment. The Trustee shall, in the name and at the expense of the Company cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Security (or a Predecessor Security thereof) at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

      Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series pursuant to the provisions of this Indenture, at the option of the Company, interest on Securities that bear interest may be paid at the office or agency of the Company maintained for such purposes in the Borough of Manhattan, City of New York, or by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States.

      Notwithstanding the foregoing, a holder of $1,000,000 or more in aggregate principal amount of Securities of any series of global Securities (or its equivalent in a Foreign Currency, if the currency unit is a Foreign Currency), whether having identical or different terms and provisions, having the same interest payment dates will be entitled to receive interest payments, other than at Maturity, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee for the Securities of such series at least 15 days prior to the applicable Interest Payment Date. In addition to the foregoing, a holder of $1,000,000 or more in aggregate principal amount of Securities of any series of global Securities (or its equivalent in a Foreign Currency, if the currency unit is a Foreign Currency), whether having identical or different terms and provisions, having the same Maturity will be entitled to receive payment at Maturity by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee for the Securities of such series at least 15 days prior to Maturity; provided; however, that such payments shall be made subject to applicable laws and regulations and only after surrender of the global Securities to the Company, the corporate trust office or the Paying Agent, for such global Securities not later than one Business Day prior to Maturity. Any wire instructions received by the Trustee for the Securities of such series shall remain in effect until revoked by the Holder.

      Subject to the foregoing provisions of this Section and Section 2.8, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      In the case of any Security of any series that is exchangeable for securities of another issuer, which Security is exchanged after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security with respect to which the Stated Maturity is prior to such Interest Payment Date), interest with respect to which the Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such exchange, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is exchanged, interest with respect to which the Stated Maturity is after the date of exchange of such Security shall not be payable.

      Section 2.11 Persons Deemed Owners.

      Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of, and any premium or (subject to Sections 2.8 and 2.10) interest, if any, on such Security and for all other purposes whatsoever, whether or not any payment with respect to such Security shall be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

      No Holder of any beneficial interest in any global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such global Security, and such Depository may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such global Security for all purposes whatsoever. None of the

Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      Section 2.12 Cancellation.

      All Securities surrendered for payment, redemption, registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities, as well as Securities surrendered directly to the Trustee for any such purpose, shall be cancelled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be cancelled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by or pursuant to this Indenture. All cancelled Securities held by the Trustee shall be destroyed or otherwise disposed of by the Trustee.

      Section 2.13 Computation of Interest.

      Except as otherwise provided in or pursuant to this Indenture or in any Security, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE 3
                                   COVENANTS

      Section 3.1 Payment of Principal, any Premium and Interest.

      The Company covenants and agrees for the benefit of the Holders of the Securities that it will duly and punctually pay the principal of, and any premium or interest and Additional Amounts, if any, on, the Securities in accordance with the terms thereof and this Indenture. When and as paid, all Securities of such series shall be cancelled and disposed of in accordance with
Section 2.12 hereof.

      Section 3.2 Maintenance of Office or Agency.

      The Company and the Guarantor shall maintain in each Place of Payment for any series of Securities an Office or Agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, where Securities of such series that are exchangeable may be surrendered for exchange, and where notices and demands to or upon the Company or the Guarantor in respect of the Securities and the Guarantee of such series relating thereto and this Indenture may be served. The Company or the Guarantor, as applicable, will give prompt written notice to the Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Company or the Guarantor, as applicable, shall fail to maintain any such required Office or

Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and each of the Company and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company or the Guarantor, as applicable, may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series may be presented or surrendered, or where notice or demands may be served, for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company or the Guarantor of their respective obligations to maintain an Office or Agency in each Place of Payment for Securities of any series for such purposes. The Company or the Guarantor, as applicable, shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or Agency. Unless otherwise provided in or pursuant to this Indenture, the Company and the Guarantor hereby designate as the Place of Payment for each series of Securities and related Guarantees, the Borough of Manhattan, The City of New York, and initially appoint the Corporate Trust Office of the Trustee as the Office or Agency of the Company and the Guarantor in the Borough of Manhattan, The City of New York for such purpose. The Company or the Guarantor, as applicable, may subsequently appoint a different Office or Agency in the Borough of Manhattan, The City of New York for the Securities and related Guarantees of any series.

      Unless otherwise specified with respect to any Securities pursuant to
Section 2.4, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

      Section 3.3 Money for Securities Payments to Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent, with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest on, any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency or Currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay the principal or any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, no later than 10:00 am on or prior to each due date of the principal of, any premium or interest on, any Securities of such series, deposit with any Paying Agent a sum (in the Currency or Currencies described in the preceding paragraph) sufficient to pay the principal or any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

            (1) hold all sums held by it for the payment of the principal of, any premium or interest on, Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

            (2) give the Trustee notice of any default by the Company or the Guarantor (or any other obligor upon the Securities of such series) in the making of any payment of principal, any premium or interest on, Securities of such series; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

      Except as otherwise provided herein or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, any premium or interest on, any Security of any series and remaining unclaimed for two years after such principal or any such premium or interest shall have become due and payable shall be paid to the Company on Company Request, or (if then held by the Company), unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company, or if necessary, the Guarantor, for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company or the Guarantor, as applicable, cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities of such series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal and any premium or interest shall have become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as applicable.

      Section 3.4 [Intentionally Omitted]

      Section 3.5 Payment of Additional Amounts

      At least 10 days prior to the first Interest Payment Date, and at least 10 days prior to each date of payment of principal of or premium or interest on the Securities of any series, if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company or the Guarantor, as the case may be, will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of or premium or interest on, the Securities of such series or under the related Guarantee shall be made to Holders of Securities of such series without withholding for or on account of any tax, assessment or other governmental charge described in Section 10.1 or
10.4. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders and the Company or the Guarantor (only if a payment under said Guarantee is then due), as the case may be, will pay to the Trustee or such Paying Agent or Paying Agents the Additional Amounts required by such Sections.

      Each of the Company and the Guarantor covenants to indemnify each of the Trustee and any Paying Agent for, and to hold each of them harmless against, any loss, liability or expense arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section, except to the extent that any such loss, liability or expense is due to its own negligence or bad faith.

      Section 3.6 Limitations on Pledges and Liens.

            (1) After the date of the execution and delivery of this Indenture and so long as any Securities shall be Outstanding, the Guarantor will not pledge or otherwise subject to any lien (any such pledge or lien being hereinafter referred to as a "Lien") any of its property or assets to secure Indebtedness of the Guarantor without thereby expressly securing the due and punctual payment of the principal of and interest on the Securities equally and ratably with any and all other obligations and Indebtedness secured by such Lien, so long as any such other obligations and Indebtedness shall be so secured; provided, however, that this restriction shall not prohibit or otherwise restrict:

                  (a) the Guarantor from creating, incurring or suffering to exist upon any of its property or assets any Lien in favor of any Subsidiary of the Guarantor;

                  (b) the Guarantor (i) from creating, incurring or suffering to exist a purchase money Lien upon any such property, assets, capital stock or Indebtedness acquired by the Guarantor prior to, at the time of, or within one year after (1) in the case of physical property or assets, the later of the acquisition, completion of construction (including any improvements on existing property) or commencement of commercial operation of such property or (2) in the case of shares of Capital Stock, Indebtedness or other property or assets, the acquisition of such shares of Capital Stock, Indebtedness, property or assets, (ii) from acquiring property or assets subject to Liens existing thereon at the date of acquisition thereof, whether or not the Indebtedness secured by any such Lien is assumed or guaranteed by the Guarantor, or (iii) from creating, incurring or suffering to exist Liens upon any property of any Person, which Liens exist at the time any such Person is merged with or into or consolidated with the Guarantor (or becomes a Subsidiary of the Guarantor) or which Liens exist at the time of a sale or transfer of the properties of any such Person as an entirety or substantially as an entirety to the Guarantor;

                  (c) the Guarantor from creating, incurring or suffering to exist upon any of its property or assets Liens in favor of the United States or any state thereof or the District of Columbia, or any agency, department or other instrumentality thereof, to secure progress, advance or other payments pursuant to any contract or provision of any statute (including maintaining self-insurance or participating in any fund in connection with worker's compensation, disability benefits, unemployment insurance, old age pensions or other types of social benefits, or joining in any other provisions or benefits available to companies participating in any such arrangements);

                  (d) the Guarantor from creating, incurring or suffering to exist upon any of its property or assets Liens securing the performance of letters of credit, bids, tenders, sales contracts, purchase agreements, repurchase agreements, reverse repurchase agreements, bankers' acceptances, leases, surety and performance bonds, and other similar obligations incurred in the ordinary course of business;

                  (e) the Guarantor from creating, incurring or suffering to exist Liens upon any real property acquired or constructed by the Guarantor primarily for use in the conduct of its business;

                  (f) the Guarantor from entering into any arrangement with any
            Person providing for the leasing by the Guarantor of any property or assets, which property or assets have been or will be sold or transferred by the Guarantor to such Person with the intention that such property or assets will be leased back to the Guarantor, if the obligations in respect of such lease would not be included as liabilities on a consolidated balance sheet of the Guarantor;

                  (g) the Guarantor from creating, incurring or suffering to exist upon any of its property or assets Liens to secure non-recourse debt in connection with the Guarantor engaging in any leveraged or single-investor or other lease transactions, whether (in the case of Liens on or relating to leases or groups of leases or the particular properties subject thereto) such Liens are on the particular properties subject to any leases involved in any of such transactions and/or the rental or other payments or rights under such leases or, in the case of any group of related or unrelated leases, on the properties subject to the leases comprising such group and/or on the rental or other payments or rights under such leases, or on any direct or indirect interest therein, and whether (in any case) (A) such Liens are created prior to, at the time of, or at any time after the entering into of such lease transactions and/or (B) such leases are in existence prior to, or be entered into by the Guarantor at the time of or at any time after, the purchase or other acquisition by the Guarantor of the properties subject to such leases;

                  (h) the Guarantor from creating, incurring or suffering to exist (A) other consensual Liens in the ordinary course of business of the Guarantor that secure Indebtedness that, in accordance with generally accepted accounting principles, would not be included in total liabilities as shown on the Guarantor's consolidated balance sheet, or (B) Liens created by the Guarantor in connection with any transaction intended by the Guarantor to be a sale of property or assets of the Guarantor, provided that such Liens are upon any or all of the property or assets intended to be sold, the income from such property or assets and/or the proceeds of such property or assets;

                  (i) the Guarantor from creating, incurring or suffering to exist Liens on property or assets financed through tax-exempt municipal obligations, provided that such Liens are only on the property or assets so financed;

                  (j) any extension, renewal or replacement (or successive
            extensions, renewals or replacements), in whole or in part, of any of the foregoing; provided, however, that any such extension, renewal or replacement shall be limited to all or a part of the property or assets (or substitutions therefor) which secured the Lien so extended, renewed or replaced (plus improvements on such property); and

                  (k) the Guarantor from creating, incurring or suffering to exist any other Lien not otherwise permitted by any of the foregoing clauses (a) through (j) above if the aggregate amount of all secured debt of the Guarantor secured by such Liens would not exceed 10% of the excess of the Guarantor's consolidated assets over the consolidated liabilities as shown on the Guarantor's most recent audited consolidated financial statements in accordance with generally accepted accounting principles.

            (2) For the purposes of this Section 3.6, any contract by which title is retained as security (whether by lease, purchase, title retention agreement or otherwise) for the payment of a purchase price shall be deemed to be a purchase money Lien. Nothing in this Section 3.6 shall apply to any Lien of any kind upon any of the properties of any character of the Guarantor existing on the date of execution and delivery of this Indenture.

            (3) Nothing contained in this Section 3.6 or elsewhere in this Indenture shall prevent or be deemed to prohibit the creation, assumption or guaranty by the Company or the Guarantor of any Indebtedness not secured by a Lien or the issuance by the Company or the Guarantor of any debentures, notes or other evidences of Indebtedness not secured by a Lien, whether in the ordinary course of business or otherwise.

            (4) The entry by the Company or the Guarantor into any contract, document, agreement or instrument (which shall include bank credit facilities and loan agreements), in the ordinary course of business or otherwise, which contract, document agreement or instrument may provide for or contain a right of set-off between the Company or the Guarantor and such other party to the contract, document agreement or instrument shall not result in, or be deemed to constitute, the creation or incurrence of a "Lien" as such term is used in this Indenture.

      Section 3.7 Corporate Existence.

      Subject to Article 4, the Company and the Guarantor shall each do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each of its Subsidiaries and its rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Company, the Guarantor or any of their Subsidiaries to preserve any such right or franchise if the Company, the Guarantor or any such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of its business or the business of such Subsidiary and that the loss thereof is not disadvantageous in any material respect to any Holder.

      Section 3.8 Waiver of Certain Covenants.

      The Company and the Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in Section 3.6 of this Indenture with respect to the Securities of any series if, before the time for such compliance, the Holders of at least a majority in principal amount of the Securities of such series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company or the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect. The Company or the Guarantor, as applicable, shall obtain and file with the Trustee, before or after the time for such compliance, evidence of the consent of such Holders.

      Section 3.9 Company Statement as to Compliance; Notice of Certain
Defaults.

            (1) The Company and the Guarantor shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company and the Guarantor, stating that:

                  (a) a review of the activities of the Company or the
            Guarantor, as applicable, during such year and of its performance under this Indenture has been made under his or her supervision; and

                  (b) to the best of his or her knowledge, based on such review,
            (i) the Company or the Guarantor, as applicable, has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant or agreement, specifying each such default known to him or her and the nature and status thereof, and (ii) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

            (2) The Company and the Guarantor shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any Event of Default or any event which after notice or lapse of time or both would become an Event of Default pursuant to clause (3) of Section 5.1.

      The Trustee shall have no duty to monitor the Company's or the Guarantor's compliance with the covenants contained in this Article 3 other than as specifically set forth in this Section 3.9.

                                   ARTICLE 4
                              SUCCESSOR CORPORATION

      Section 4.1 Company May Consolidate, Etc., Only on Certain Terms.

      The Company and the Guarantor shall not consolidate or amalgamate with or merge into any other Corporation (whether or not Affiliated with the Company or the Guarantor), or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any other Corporation (whether or not Affiliated with the Company or the Guarantor), and the Company and the Guarantor shall not permit any other Corporation (whether or not Affiliated with the Company or the Guarantor) to consolidate or amalgamate with or merge into the Company and the Guarantor, as applicable, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Company and the Guarantor, as applicable, unless:

            (1) either the Company or the Guarantor, as applicable, shall be the continuing corporation, or the Corporation (if other than the Company or the Guarantor, as applicable) formed by such consolidation or into which the Company or the Guarantor, as applicable, is merged or the Corporation which acquires by conveyance or transfer the properties and assets of the Company or the Guarantor, as applicable, as an entirety or substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any), interest and Additional Amounts, if any, on all the Securities and the due and punctual payment of all amounts due under the Guarantees, as applicable, and the performance of every covenant of this Indenture on the part of the Company and the Guarantor, as applicable, to be performed or observed;

            (2) immediately after giving effect to such transaction, no default or Event of Default shall have happened and be continuing; and

            (3) the Company or the Guarantor, as applicable, and the successor Corporation have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture (if such supplemental indenture is so required by the terms hereof) comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      For the purpose of this Section 4.1, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

      Section 4.2 Successor Corporation Substituted.

      Upon any consolidation or amalgamation by the Company or the Guarantor with or merger of the Company or the Guarantor into any other Corporation or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor as an entirety or substantially as an entirety to any Corporation in accordance with Section 4.1, the successor Corporation formed by such consolidation or amalgamation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as applicable, under this Indenture with the same effect as if such successor Corporation had been named as the Company or the Guarantor, as applicable, herein; and thereafter, except in the case of a lease, the predecessor Corporation shall be released from all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE 5
                              DEFAULTS AND REMEDIES

      Section 5.1 Events of Default.

      "Event of Default" means, wherever used herein with respect to the Securities of any series, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is specifically deleted or modified in or pursuant to a supplemental indenture, Board Resolution or Officers' Certificate establishing the terms of such series pursuant to this Indenture:

            (1) default in the payment of any interest or Additional Amounts, if any, on any Security of such series when such interest or Additional Amounts become due and payable, and continuance of such default for a period of 30 days; or

            (2) default in the payment of the principal of or any premium on any Security of such series when such principal or premium becomes due and payable at their Maturity; or

            (3) default in the deposit of any sinking fund or analogous payment when and as due by the terms of a Security of such series; or

            (4) default in the performance, or breach, of any covenant or agreement of the Company or the Guarantor in this Indenture with respect to any Security of that series (other than a covenant or agreement, a default in whose performance or whose breach is elsewhere in this Section specifically dealt with and other than a covenant or agreement included in this Indenture solely for the benefit of another series of Securities), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company or the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (5) the Guarantee relating to Securities of any such series shall for any reason cease to be, or shall for any reason be asserted in writing by the Guarantor or the Company not to be, in full force and effect and enforceable in accordance with its terms; or

      (6) any event of default, as defined in any mortgage, indenture (including this Indenture), trust agreement or other instrument securing, evidencing or providing for any evidence of any Indebtedness of the Company or the Guarantor (including guaranteed Indebtedness but excluding any Indebtedness that is subordinated in right of payment to the Securities of such series and the related Guarantees), as a result of which an aggregate principal amount exceeding $25,000,000 of such Indebtedness shall have been declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled within a period of 30 days after there shall have been given, by registered or certified mail, to the Company or the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such failure to pay and requiring the Company or the Guarantor to cause such acceleration to be rescinded or annulled or to cause such Indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; or

      (7) a court of competent jurisdiction enters an order or decree under any applicable Bankruptcy Law that:

            (a) is for relief against the Company or the Guarantor in an involuntary case; or

            (b) appoints a Custodian of the Company or the Guarantor or for all or substantially all of the property of the Company or the Guarantor; or

            (c) orders the liquidation of the Company or the Guarantor;

      and the order or decree remains unstayed and in effect for 60 consecutive days. The term "Bankruptcy Law" means title 11, U.S. Code or any similar federal or state law or foreign laws for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law; or

            (8) the commencement by the Company or the Guarantor of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization (other than a reorganization under a foreign law that does not relate to insolvency) or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Company or the Guarantor to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Company or the Guarantor of a petition or answer or consent seeking reorganization, arrangement, adjustment or composition of the Company or the Guarantor or relief under any applicable law, or the consent by the Company or the Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Company or the Guarantor, or any substantial part of the property of the Company or the Guarantor or the making by the Company or the Guarantor of an assignment for the benefit of creditors, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action or the admitting in writing by the Company or the Guarantor of its inability to pay its debts generally as they become due; or

            (9) any other Event of Default provided pursuant to this Indenture with respect to the Securities of such series.

      Section 5.2 Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default specified in clause (7) or (8) of Section 5.1) occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal of all the Securities of such series, or such lesser amount as may be provided for in the Securities of such series, to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount plus all accrued interest, if any, on such Securities shall become immediately due and payable.

      If an Event of Default specified in clause (7) or (8) of Section 5.1 occurs, all unpaid principal of and accrued interest (including any Additional Amounts), if any, on the Outstanding Securities of that series (or such lesser amount as may be provided for in the Securities of such series) shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.

      At any time after a declaration of acceleration pursuant to this Indenture with respect to the Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

            (1) the Company or the Guarantor has paid or deposited, or caused to be paid or deposited, with the Trustee a sum sufficient to pay:

                  (a) all overdue installments of any interest and Additional
            Amounts, if any, on the Securities of such series,

                  (b) the principal of and any premium on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

                  (c) to the extent that payment of such interest is lawful, interest upon overdue installments of any interest at the rate or rates borne by or provided for in such Securities, and

                  (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.7; and

            (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of, or any premium and interest, if any, on Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in
Section 5.13.

      No such rescission shall affect any subsequent default or impair any right consequent thereon.

      Section 5.3 Collection of Indebtedness and Suits for Enforcement by
Trustee.

      The Company and the Guarantor covenant that:

            (1) if a default is made in the payment of any installment of interest on any Security when such interest shall have become due and payable and such default continues for a period of 30 days; or

            (2) if a default is made in the payment of the principal of or any premium on any Security at its Maturity,

the Company or the Guarantor, as the case may be, shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount of money then due and payable with respect to such Securities, with interest upon the overdue principal, any premium and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest at the rate or rates borne by the Securities of such series, and in addition thereto, such further amount of money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 6.7.

      If the Company and the Guarantor shall fail to pay the money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, the Guarantor or any other obligor upon such Securities and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon such Securities, wherever situated. Every recovery of judgment in any such action or other proceeding subject to the payment of the expenses, disbursements and compensation of the Trustee, its agents and attorneys, and all other amounts due to the Trustee under Section 6.7, shall be for the ratable benefit of the Holders of such Securities that shall be the subject of such action or proceeding.

      If an Event of Default, with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

      Section 5.4 Trustee May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities of any series or the property of the Company, the Guarantor or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of any overdue principal, premium or interest) is hereby appointed, and each and every Holder of such series of Securities, by receiving and holding the same, shall be conclusively deemed to have appointed such Trustee, the true and lawful attorney-in-fact of such Holder, entitled and empowered, by intervention in such proceeding or otherwise:

            (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of any applicable series, of the principal and any premium and interest in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel, and all other amounts due to the Trustee under Section 6.7) and of the Holders allowed in such judicial proceeding; and

            (2) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all other amounts due to the Trustee under Section 6.7.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      Section 5.5 Trustee May Enforce Claims without Possession of Securities.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all other amounts due to the Trustee under Section 6.7, shall be for the ratable benefit of each and every Holder in respect of which such judgment has been recovered.

      Section 5.6 Application of Money Collected.

      Any money collected by the Trustee with respect to the Securities of a particular series pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any interest, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            (1) To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

            (2) To the payment of the amounts then due and unpaid upon the Securities of such series for principal and any premium and interest and Additional Amounts, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal and any premium and interest, respectively;

            (3) The balance, if any, to the Person or Persons entitled thereto.

      Section 5.7 Limitations on Suits.

      No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

            (2) the Holders of a majority in principal amount outstanding of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee such indemnity as is reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

      Section 5.8 Unconditional Right of Holders to Receive Principal and any Premium and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 2.10 and 2.13) interest on such Security or payment on the respective Stated Maturity or Maturities therefor specified in such Security (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture in respect of a particular Series, on the date such repayment is due) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      Section 5.9 Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Guarantor, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

      Section 5.10 Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.9, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not, to the extent permitted by law, prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 5.11 Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or such Holder, as the case may be.

      Section 5.12 Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that:

            (1) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of such series; and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

            (3) such direction is not unduly prejudicial to the rights of the other Holders of Securities of such series not joining in such action; and

            (4) the Trustee shall have the right to decline to follow any such direction if the Trustee shall have reasonable grounds for believing that such direction would involve the Trustee in personal liability.

      Section 5.13 Waiver of Past Defaults.

      The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all the Securities of such series, may waive any past default hereunder with respect to such series and its consequences, except a default:

            (1) in the payment of the principal of, any premium or interest, on any Security of such series; or

            (2) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      Section 5.14 Waiver of Usury, Stay or Extension Laws.

      Each of the Company and the Guarantor covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 5.15 Undertaking for Costs.

      All parties to this Indenture agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 5.15 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any), or interest, if any, on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date, and, in the case of repayment, on or after the date for repayment).

                                    ARTICLE 6
                                   THE TRUSTEE

      Section 6.1 Duties of Trustee.

            (1) If an Event of Default has occurred and is continuing (and has not been cured or waived in accordance with the terms of this Indenture), the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (2) Except during the continuance of an Event of Default:

                  (a) the Trustee need perform only those duties that are
            specifically set forth in this Indenture and no others, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the

            Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein. This
            Section 6.1(2) shall be in lieu of Section 315(a) of the Trust Indenture Act and such Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

            (3) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (a) this paragraph (3) does not limit the effect of paragraph
            (2) of this Section 6.1;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

Subparagraphs (3)(a), (b) and (c) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the Trust Indenture Act and such Sections 315(d)(1), 315(d)(2) and 315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

            (4) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1), (2) and (3) of this Section 6.1.

            (5) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

      Section 6.2 Certain Rights of Trustee.

            Subject to Sections 315(a) through 315(d) of the Trust Indenture
Act:

            (1) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

            (2) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

            (3) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a Board Resolution, an Opinion of Counsel or an Officers' Certificate.

            (4) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

            (5) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series, pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

            (6) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company and the Guarantor, personally or by agent or attorney.

            (7) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            (8) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

            (9) The Trustee shall not be charged with knowledge of any default under Section 5.1(4) or (6) or Event of Default under Section 5.1(5) hereunder unless either (1) such default or Event of Default is known by a Responsible Officer of the Trustee or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company, the Guarantor or any other obligor on the Securities of any series or by any Holder of the Securities of any series.

            (10) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (11) The rights, benefits, privileges, protections, and immunities, including the right to indemnification, shall extend to and be afforded to the Trustee in each other capacity in which it shall act hereunder, including as Paying Agent, Authenticating Agent and Registrar.

      Section 6.3 Notice of Defaults.

      Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to
Section 7.3(3), notice of such default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any), or interest, if any, on, or any sinking fund or purchase fund installment with respect to, any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the best interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Sections 5.1(4) and 5.1(6) with respect to Securities of such series, no such notice to Holders shall be given until such default shall have become an Event of Default with respect to Securities of such series. For the purpose of Sections 6.2 and 6.3, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

      Section 6.4 Not Responsible for Recitals or Issuance of Securities.

      The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company and the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company, the Guarantor or any of their respective Affiliates of the Securities or the proceeds thereof.

      Section 6.5 May Hold Securities.

      The Trustee, any Paying Agent, Registrar, Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Trust Indenture Act Sections 310(b) and 311, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Registrar, Authenticating Agent or such other agent.

      Section 6.6 Money Held in Trust.

      Except as provided in Section 3.3 and Section 8.3, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed to in writing with the Company.

      Section 6.7 Compensation and Reimbursement.

            The Company agrees:

            (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the Company and the Trustee shall from time to time agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

            (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith.

      As security for the performance of the obligations of the Company under this Section, and the obligations of the Guarantor under Section 9.1 with respect to this Section, the Trustee for Securities of any series shall have a claim prior to the Securities of such series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any), or interest, if any, on Securities of such series.

      To the extent permitted by law, any compensation or expense accruing to or incurred by the Trustee after a default specified in or pursuant to Section 5.1 is intended to constitute an expense of administration under any then applicable bankruptcy or insolvency law. "Trustee" for purposes of this Section 6.7 shall include any predecessor Trustee but the negligence or bad faith of any Trustee shall not affect the rights of any other Trustee under this Section 6.7.

      The provisions of this Section 6.7 shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee and shall apply with equal force and effect to the Trustee in its capacity as Authenticating Agent, Paying Agent or Registrar.

      Section 6.8 Corporate Trustee Required; Eligibility; Disqualification; Conflicting Interests

      There shall at all times be a Trustee hereunder that is a Corporation organized and doing business under the laws of the United States, any state thereof or the District of Columbia, that is eligible under Section 310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000, and that is subject to supervision or examination by Federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

      Section 6.9 Resignation and Removal; Appointment of Successor.

            (1) No resignation or removal of the Trustee, with respect to any series of Securities, and no appointment of a successor Trustee, with respect to such series of Securities, pursuant to this Article shall become effective until the acceptance of appointment by a successor Trustee pursuant to Section 6.10.

            (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series of Securities.

            (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee, the Company and the Guarantor.

            (4) If at any time:

                  (a) the Trustee shall fail to comply with the obligations
            imposed upon it under Section 310(b) of the Trust Indenture Act with respect to any series of Securities after written request therefor by the Company or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

                  (b) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Company or any such Holder, or

                  (c) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

            (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of such series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.10. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed within three months after such appointment might have been made hereunder by the Company or the Holders of Securities and accepted appointment in the manner required by Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail to the Holders of Securities of such series. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

            (7) In no event shall any retiring Trustee be liable for the acts or omissions of any successor Trustee hereunder.

      Section 6.10 Acceptance of Appointment by Successor.

            (1) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company or such successor Trustee or the Holders of at least 10% in principal amount of the applicable series of Securities then Outstanding, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 3.3, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.7.

            (2) In case of the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor Trustee relates and subject to Section 3.3 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject to its claim, if any, provided for in Section 6.7.

            (3) Upon request of any Person appointed hereunder as a successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

            (4) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article.

      Section 6.11 Merger, Conversion, Consolidation or Succession to Business.

      Any Corporation into which, the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided, that such Corporation shall be otherwise qualified and eligible under this Section. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

      Section 6.12 Appointment of Authenticating Agent.

      The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities, and which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or partial repayment or pursuant to Section 2.9, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

      Each Authenticating Agent must be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

      Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

      If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

      This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                           THE BANK OF NEW YORK, as Trustee

                                           By
                                             -----------------------------------
                                                    as Authenticating Agent

                                           By
                                             -----------------------------------
                                                    Authorized Signatory

      If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where an Office or Agency is located where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate by the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

      Section 6.13 Appointment of Attorney-in-Fact.

      The Trustee for each series of Securities is hereby appointed, and each and every Holder of Securities of such series, by receiving and holding the same, shall be conclusively deemed to have appointed such Trustee, the true and lawful attorney-in-fact of such Holder, with authority to make or file (whether or not the Company or the Guarantor shall be in default in respect of the payment of the principal of, or premium or interest, if any, on any of the Securities of such series), in its own name as trustee of an express trust or otherwise as it shall deem advisable, in any receivership, insolvency, liquidation, bankruptcy, reorganization, or other judicial proceedings relative to the Company, the Guarantor or any other obligor upon such Securities or to their respective creditors or property, any and all claims, proofs of claim, proofs of debt, petitions, consents, other papers and documents, and amendments of any thereof, as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of such Securities allowed in any such proceeding and to collect and receive any moneys or other property payable or deliverable on any such claim, and to execute and deliver any and all other papers and documents and to do and perform any and all other acts and things, as it may deem necessary or advisable in order to enforce in any such proceedings any of the claims of such Trustee and of any of such holders in respect of any of the Securities of such series; and any receiver, assignee, custodian, trustee, or debtor in any such proceedings is hereby authorized, and each and every Holder of the Securities of such series, by receiving and holding the same, shall be conclusively deemed to have authorized any such receiver, assignee, custodian, trustee, or debtor, to make any such payment or delivery to or on the order of such Trustee, and, in the event that such Trustee shall consent to the making of such payments or deliveries directly to the Holders of the Securities of such series, to pay to such Trustee any amount due it for compensation and expenses, including counsel fees and expenses, incurred by it down to the date of such payment or delivery; provided, however, that nothing herein contained shall be deemed to require the Trustee to exercise any of its rights or powers as such attorney-in-fact, or to authorize or empower such Trustee to consent to or accept or adopt, on behalf of any Holder of Securities of such series, any plan of reorganization or readjustment of the Company or the Guarantor affecting the Securities of such series or the rights of any Holder thereof, or to authorize or empower such Trustee to vote in respect of the claim of any Holder of any Securities of such series in any such proceedings.

      The Bank of New York (as successor to JPMorgan Chase Bank, N.A.) is a party to the following indentures where CIT Group Funding Company of Canada or CIT Group Inc., as applicable, is the issuer thereunder:

      (i) Indenture dated as of August 26, 2002 by and among CIT Group Inc., Bank One Trust Company, N.A., as Trustee and Bank One N.A., London Branch, as London Paying Agent and London Calculation Agent, for the issuance of unsecured and unsubordinated debt securities.

      (ii) Indenture dated as of October 29, 2004 between CIT Group Inc. and J.P. Morgan Trust Company, National Association for the issuance of senior debt securities.

      (iii) Indenture dated as of October 29, 2004 between CIT Group Inc. and J.P. Morgan Trust Company, National Association for the issuance of subordinated debt securities.

      (iv) Indenture dated as of January 20, 2006 between CIT Group Inc. and JPMorgan Chase Bank, N.A. for the issuance of senior debt securities.

      (v) Indenture dated as of January 20, 2006 between CIT Group Inc. and JPMorgan Chase Bank, N.A. for the issuance of subordinated debt securities.

      (vi) Indenture dated as of June 2, 2006 between CIT Group Inc., JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., London branch for the issuance of senior notes.

      (vii) Indenture dated as of June 2, 2006 among CIT Group Inc., JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., London branch for the issuance of subordinated notes.

      (viii) Indenture dated as of May 31, 2005, among CIT Group Funding Company of Canada, CIT Group Inc. and JPMorgan Chase Bank, N.A, for the issuance of 4.65% Senior Notes due July 1, 2010 and 5.20% Senior Notes due June 1, 2015.

                                    ARTICLE 7
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

      Section 7.1 Company to Furnish Trustee Names and Addresses of Holders.

      In accordance with Section 312(a) of the Trust Indenture Act, the Company shall furnish or cause to be furnished to the Trustee:

            (1) semi-annually with respect to Securities of each series not later than May 1 and November 1 of the year or upon such other dates as are set forth in or pursuant to the Board Resolution or indenture supplemental hereto authorizing such series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date; and

            (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Registrar no such list shall be required to be furnished.

      Section 7.2 Preservation of Information; Communications to Holders.

      The Trustee shall comply with the obligations imposed upon it pursuant to
Section 312 of the Trust Indenture Act.

      Every Holder, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor, the Trustee, any Paying Agent or any Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

      Section 7.3 Reports by Trustee.

            (1) Within 60 days after September 15 of each year commencing with the first September 15 following the first issuance of the Securities pursuant to Section 2.3, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such September 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding September 15 and the date of this Indenture.

            (2) The Trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the times specified therein.

            (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act. The Company will notify the Trustee when the Securities are listed on any stock exchange.

      Section 7.4 Reports by Guarantor

      The Guarantor, pursuant to Section 314(a) of the Trust Indenture Act, shall:

            (1) file with the Trustee, within 15 days after the Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Guarantor is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company and/or the Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (3) transmit to the Holders within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Guarantor, pursuant to paragraphs (1) and
(2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                    ARTICLE 8
   SATISFACTION AND DISCHARGE OF INDENTURE; DEFEASANCE AND COVENANT DEFEASANCE

      Section 8.1 Satisfaction and Discharge.

      Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Company Order (except as to any surviving rights of Securities of such series expressly provided for herein or pursuant thereto), and the Trustee, on receipt of a Company Order, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when:

            (1) either

                  (a) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
            Section 2.9 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor or discharged from such trust, as provided in
            Section 3.3) have been delivered to the Trustee for cancellation; or

                  (b) all Securities of such series (i) have become due and
            payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name of, and at the expense of, the Company, and the Company or the Guarantor, in the case of sub-clause (b)(i), (ii) or
(iii) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for such purpose, money in the Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, including the principal of, and any premium or interest, if any, and Additional Amounts, if any, on such Securities, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

            (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company or the Guarantor with respect to the Outstanding Securities of such series; and

            (3) the Company has delivered to the Trustee an Opinion of Counsel and an Officers' Certificate, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

      In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

      Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company and the Guarantor to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Company and the Guarantor and the Trustee under Sections 2.8, 2.9, 3.2, 3.3 and 8.3, and with respect to any right to exchange such Securities for securities of the Company or another issuer, shall survive.

      Section 8.2 Defeasance and Covenant Defeasance.

            (1) Unless pursuant to Section 2.4, either or both of (i) defeasance of the Securities of or within a series under clause (2) of this Section 8.2 shall not be applicable with respect to the Securities of such series or (ii) covenant defeasance of the Securities of or within a series under clause (3) of this Section 8.2 shall not be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this Section
8.2 (with such modifications thereto as may be specified pursuant to Section 2.4 with respect to any Securities), shall be applicable to such Securities, and the Company may at its option by Board Resolution, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have Section 8.2(2) or
Section 8.2(3) be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Section 8.2.

            (2) Upon the Company's exercise of the above option applicable to this Section 8.2(2) with respect to any Outstanding Securities of or within a series, the Company and the Guarantor shall be deemed to have been discharged from their obligations with respect to such Outstanding Securities on the date the conditions set forth in clause (4) of this Section 8.2 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by such Outstanding Securities, and to have satisfied all of its other obligations under such Securities, and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in clause (4) of this Section 8.2 and as more fully set forth in such clause, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due and any rights of such Holder to exchange such Securities for securities of another issuer, (ii) the obligations of the Company, the Guarantor and the Trustee with respect to the Securities of such series under Sections 2.8, 2.9, 3.2, 3.3 and 8.3, and with respect to any rights to exchange such Securities for securities of another issuer, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 8.2. The Company may exercise its option under this Section 8.2(2) notwithstanding the prior exercise of its option under clause (3) of this Section 8.2 with respect to such Securities.

            (3) Upon the Company's exercise of the option to have this Section 8.2(3) apply with respect to any Outstanding Securities of or within a series, the Company and the Guarantor shall be released from their respective obligations under Section 3.6, and, to the extent specified pursuant to Section 2.4(18), any other covenant applicable to such Securities, with respect to such Outstanding Securities, on and after the date the conditions set forth in clause (4) of this Section 8.2 are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, the Company and the Guarantor may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 5.1(4) or 5.1(9) or otherwise with respect to such series of Securities but, except as specified above, the remainder of this Indenture with respect to such series of Securities shall be unaffected thereby.

            (4) The following shall be the conditions to application of clause
(2) or (3) of this Section 8.2 to any Outstanding Securities of or within a series:

                  (a) The Company or the Guarantor shall irrevocably have
            deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Article 6 who shall agree to comply with the provisions of this Section 8.2 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (1) an amount in such Currency in which such Securities are then specified as payable at the Stated Maturity, or (2) Government Obligations applicable to such Securities (determined on the basis of the Currency in which such Securities are then specified as payable at the Stated Maturity) which through the scheduled payment of principal and interest in respect thereof, in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any), interest, if any, on and Additional Amounts, if any, on, such Securities, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge (y) the principal of (and premium, if any) and interest, if any, on such Securities at the Stated Maturity of such principal or installment of principal or premium or interest, or on the applicable Redemption Date and (z) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the days on which such payments are due and payable in accordance with or pursuant to the terms of this Indenture and such Securities. Provided, that notwithstanding the foregoing, with respect to any Securities which shall at the time be listed for trading on the New York Stock Exchange, there shall be no deposit of funds in cash and/or in Government Obligations with the Trustee to pay the principal amount, the redemption price or any installment of interest in order to discharge the Company's obligations in respect of such payment if, at such time, the rules of the New York Stock Exchange prohibit such deposit with the Trustee (or other qualifying trustee).

                  (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or the Guarantor is a party or by which either the Company or the Guarantor is bound.

                  (c) No Event of Default or event, which with notice or lapse of time or both would become an Event of Default, with respect to such Securities, shall have occurred and be continuing on the date of such deposit.

                  (d) In the case of an election under clause (2) or (3), as the case may be, of this Section 8.2, the Company shall have (i) delivered to the Trustee an Opinion of Counsel to the effect that the deposit and related defeasance or covenant defeasance, as the case may be, in and by themselves, would not cause the Holders of Securities of such series to recognize income, gain or loss for U.S. federal income tax purposes; provided, that, any such Opinion of Counsel given in the case of an election under clause (2) shall state that it is based on either (A) a letter ruling received by the Company from the U.S. Internal Revenue Service or a Revenue Ruling published by the U.S. Internal Revenue Service or (B) a change in the applicable U.S. federal income tax law since the date of execution of this Indenture, and (ii) either, (a) delivered to the Trustee an Opinion of Counsel to the effect that the deposit and related defeasance or covenant defeasance, as the case may be, in and by themselves, would not cause the Holders of Securities of such series to recognize income, gain or loss for Canadian federal income tax purposes or cause payments under such series of Securities or the applicable Guarantee to be subject to Canadian withholding tax; or (b) indemnified Holders of Securities of such series for income, gain or loss, for Canadian federal income tax purposes and for Canadian withholding tax purposes, as each is directly attributable to such defeasance or covenant defeasance in and by themselves, without limiting the Company's obligation to pay Additional Amounts as provided under Article 10 hereof.

                  (e) If the Securities of such series are to be redeemed prior to their Stated Maturity, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

                  (f) The Company shall have delivered to the Trustee an
            Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance under clause (2) or (3) of this Section 8.2 (as the case may be) have been complied with.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this Section

8.2 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

      Anything in this Section 8.2 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company or the Guarantor from time to time upon Company Request, any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (4) of this Section 8.2 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Section 8.2.

      Section 8.3 Application of Trust Money.

      Subject to the provisions of the last paragraph of Section 3.3, all money and Government Obligations deposited with the Trustee (or other qualifying trustee) pursuant to Section 8.1 or 8.2 in respect of any Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of all sums due and to become due thereon in respect of principal (and premium, if any) and interest; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

      Section 8.4 Reinstatement

            (1) If the Trustee or Paying Agent is unable to apply any money or Government Obligations in accordance with Section 8.2(4) by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and the Guarantor's obligations under this Indenture and the Securities of the applicable series issued hereunder shall be revived and reinstated as though no deposit has occurred pursuant to Section 8.2(4) until such time as the Trustee or Paying Agent is permitted to apply all such money or Government Obligations in accordance with and as contemplated by Section 8.2(4).

            (2) If the Company's and the Guarantor's obligations under this Indenture and the Securities of the applicable series issued hereunder shall be revived and reinstated in accordance with this Section 8.4, the Company or the Guarantor shall be permitted, at its discretion to withdraw all or a portion of the deposits made by the Company or the Guarantor pursuant to Section 8.2(4).

      If the Company or the Guarantor elects not to withdraw any of the deposits made by the Company or the Guarantor pursuant to Section 8.2(4), if and when the Trustee or Paying Agent is later permitted to apply all such money or Government Obligations in accordance with and as contemplated by Section 8.2(4), the rights of the Company or the Guarantor shall be subrogated to the rights of the Holders of the Securities of the applicable series to receive payments from the money or Government Obligations deposited by the Company or the Guarantor pursuant to
Section 8.2(4) and held by the Trustee or Paying Agent; provided that if the Company or the Guarantor shall have made any payment of principal or interest on the Securities of any series because of the revival and reinstatement of its obligations, which payment is not sourced from any amounts deposited by the Company or the Guarantor pursuant to Section 8.2(4) (such amount, in the aggregate, being referred to as the "Company Paid Amount"), the Company or the Guarantor shall be permitted, at its discretion, to withdraw all or a portion of the deposits made by the Company or the Guarantor pursuant to Section 8.2(4) up to the Company Paid Amount.

                                    ARTICLE 9
                                    GUARANTEE

      Section 9.1 Agreement to Guarantee.

            The Guarantor hereby fully, unconditionally and irrevocably guarantees to each Holder of each series of Securities authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, regardless of the validity and enforceability of this Indenture, the Securities or the obligations of the Company under this Indenture or the Securities, that:

            (1) the principal amount of and premium and interest and Additional Amounts, if any, on the Securities will be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest due on overdue amounts, on the Securities, to the extent lawful, and all other obligations of the Company to the Holders or the Trustee thereunder or under this Indenture will be promptly paid or performed in full, all in accordance with the terms thereof; and

            (2) in case of any extension of time for payment or renewal of any Security or any of such other obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

      Section 9.2 Execution and Delivery of Guarantees.

            (1) To evidence the Guarantees set forth in this Indenture, the Guarantor hereby agrees that a notation of each such Guarantee, substantially in the form included in Exhibit A-3, shall be endorsed by an Authorized Officer of the Guarantor on each Security authenticated and delivered by the Trustee after the date hereof.

            (2) Notwithstanding the foregoing, the Guarantor hereby agrees that the Guarantees set forth herein shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

            (3) The delivery of any Security by the Trustee, after the authentication thereof under this Indenture, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantor.

            (4) The Guarantor hereby agrees that its obligations hereunder shall be full, unconditional and irrevocable, regardless of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by the Trustee or any Holder with respect to any provisions of such Securities or this Indenture, the recovery of any judgment against the Company, any action to enforce the same or any other


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circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

            (5) The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantees made pursuant to this Indenture will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture.

            (6) If any Holder or the Trustee is required by any court or otherwise to return to the Company or the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantor, any amount paid by either to the Trustee or such Holder, the Guarantees made pursuant to this Indenture, to the extent theretofore discharged, shall be reinstated in full force and effect.

            (7) The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand:

                  (a) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 of this Indenture for the purposes of the Guarantees made pursuant to this Indenture, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby; and

                  (b) in the event of any declaration of acceleration of such obligations as provided in Article 5 of this Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of the Guarantees made pursuant to this Indenture.

            (8) The Guarantees shall constitute guarantees of payment and not of collection.

      Section 9.3 Release of Guarantees.

      Notwithstanding anything in this Article 9 to the contrary, concurrently with the payment or performance in full of (i) all amounts due and owing on Securities of a particular series and (ii) all other obligations of the Company under this Indenture with respect to such Securities, the Guarantor shall be released from and relieved from its obligations under this Article 9 with respect to such series of Securities. Upon the delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that the transaction giving rise to the release of such Guarantee, with respect to such series of Securities, was made by the Company in accordance with the provisions of this Indenture and such series of Securities, the Trustee shall execute any documents reasonably required by the Guarantor, which documents may consist of those documents executed by the Trustee under Article 8 in connection with the satisfaction and discharge of this Indenture or a defeasance, in order to evidence the release of the Guarantor from its obligations with respect to such Securities. If any of the obligations of the Company are


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revived and reinstated after the termination of such Guarantee (including any obligations under Section 3.3), or if any payments by the Company are avoided or recovered pursuant to any proceeding under any Bankruptcy Law, then all of the obligations of the Guarantor under such Guarantee shall be revived and reinstated as if such Guarantee had not been terminated until such time as all the amounts due and owing on all such series of Securities are paid in full, and the Guarantor shall enter into an amendment to the Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

                                   ARTICLE 10
                          PAYMENT OF ADDITIONAL AMOUNTS

      Section 10.1 Payment of Additional Amounts in Respect of Canadian Taxes

      The Company or the Guarantor, as the case may be, shall, subject to certain exceptions and limitations set forth below in Section 10.2, pay such Additional Amounts to the Holders of the Securities of any series who are non-residents of Canada (for purposes of the Income Tax Act (Canada), and as described in Section 10.3) as may be necessary in order that every net payment of the principal of and interest on such series of Securities and any other amounts payable on such series of Securities, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon such payment by Canada (or any political subdivision or taxing authority thereof or therein), shall not be less than such amount then due and payable.

      Section 10.2 Exceptions and Limitations on the Payment of Additional Amounts in Respect of Canadian Taxes

      Neither the Company nor the Guarantor, as the case may be, shall be required to make any payment of Additional Amounts, in respect of Canadian taxes, to any Holder of Securities of any series for or on account of:

            (1) any such tax, assessment or other governmental charge that would not have been so imposed but for a present or former connection (including, without limitation, carrying on business in Canada or a Province of Canada or having a permanent establishment or fixed base in Canada or a Province of Canada) between any Holder and Canada or a political subdivision or taxing authority of or in Canada, other than merely holding Securities of a particular series or receiving payments with respect to such Securities;

            (2) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge with respect to such Securities;

            (3) any tax, assessment or other governmental charge imposed by reason that any such Holder of a series of Securities does not deal at arm's length, within the meaning of the Income Tax Act (Canada), with the Company or the Guarantor;


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

            (4) any tax, assessment or other governmental charge that is levied, collected or imposed otherwise than by deduction or withholding from payments on or in respect of any such series of Securities;

            (5) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the residence or identity of the Holder of Securities of such series, if such compliance shall be required by Canada or any political subdivision or taxing authority of or in Canada as a precondition to relief or exemption from such tax, assessment or other governmental charge; or

            (6) any combination of the items (1) through (5) listed above.

      Section 10.3 Non-residents of Canada

      Additional Amounts shall not be paid pursuant to Section 10.1 with respect to any payment on Securities of any series to a Holder of Securities of such series who shall be (1) a non-resident of Canada (for purposes of the Income Tax Act (Canada)); and (2) a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner held its interest in the security directly.

      Section 10.4 Withholding or Deduction for Any U.S. Taxes, Assessments or Governmental Charges

      Any amounts paid under or with respect to the Securities of any series or the Guarantees to a Person who is a non-U.S. Holder shall be paid without withholding or deduction for any taxes, assessments or other governmental charges imposed or levied by or on behalf of any U.S. taxing authority. If any such taxes, assessments or other governmental charges shall nonetheless be required to be withheld or deducted, the Company or the Guarantor, as applicable, shall pay Additional Amounts so that the net amount paid to such Holder, after withholding or deducting the taxes, assessments or other governmental charges, shall not be less than the amount then due and payable on such series of Securities. This obligation to pay Additional Amounts in respect of U.S. taxes, assessments or other governmental charges shall not apply:

            (1) to a tax, assessment or governmental charge that shall be imposed or withheld by reason of the Holder, or a fiduciary, settlor, beneficiary, partner, member or shareholder of the Holder if the Holder is an estate, trust, partnership, limited liability company or corporation,
      (a) being or having been engaged in a trade or business in the United States or having a permanent establishment or fixed base in the United States; (b) having a current or former relationship with the United States (such as citizenship,


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

      nationality, residence or existence of a place of business within the United States), other than holding or owning Securities or receiving payments with respect thereto; (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company, or a controlled foreign corporation, as such terms are defined under the U.S. Internal Revenue Code; (d) being or having been a "10 percent shareholder" of the Guarantor, as defined in section 871(h)(3) of the U.S. Internal Revenue Code; or (e) holding a Security pursuant to a loan agreement entered into in the ordinary course of business of a bank, within the meaning of section 881(c)(3)(A) of the U.S. Internal Revenue Code.

            (2) to an estate, inheritance, gift, sales, transfer, or personal property tax or a similar tax, assessment, or governmental charge with respect to a Security;

            (3) any tax, assessment or other governmental charge that shall be levied, collected or imposed otherwise than by deduction or withholding from payments on or in respect of a Security;

            (4) to a tax, assessment or governmental charge that shall be imposed or withheld due to the failure of the Holder of Securities of any series to comply with certification, identification, or other reporting requirements concerning the nationality, residence, identity, or connection with the United States of the Holder of such Securities, if compliance shall be required by statute or by regulation of the United States Treasury Department as a precondition to exemption from such tax, assessment or other governmental charge;

            (5) to a tax, assessment or governmental charge imposed on or with respect to any payment by the Company or the Guarantor, as the case may be, to a Holder of Securities of any series if such Holder is a fiduciary or partnership or any person other than the sole beneficial owner of such payment to the extent that such tax, assessment or governmental charge would not have been imposed on such payment had such Holder been the sole beneficial owner of such Securities; or

            (6) any combination of (1) through (5) above.

      Such Additional Amounts also shall not be payable where, had the beneficial owner of a Security of any series been the Holder, it would not have been entitled to payment of Additional Amounts by reason of the clauses above.

      Section 10.5 References to Additional Amounts in this Indenture

      Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include


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

mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                                   ARTICLE 11
                     REDEMPTION AT THE OPTION OF THE COMPANY

      Section 11.1 Applicability of Article.

      Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article.

      Securities of any series may be redeemed in whole but not in part prior to their respective Stated Maturity, at the option of the Company, upon the giving of a notice of redemption as set forth below in Section 11.3, at the principal amount thereof, together with accrued and unpaid interest thereon to the Redemption Date, if, in the opinion of independent counsel of recognized standing, the Company or the Guarantor is, or on the next date on which any amount would be payable in respect of such Securities, will be obligated to pay Additional Amounts in respect of such series of Securities pursuant to the terms and conditions of Article 10 as a result of (a) any change in, or amendment to, the laws or treaties (or any regulations or rulings promulgated thereunder) of Canada or of the United States affecting taxation which becomes effective on or after November 1, 2006; or (b) any change in the official position regarding the application, administration, or interpretation of the laws, treaties, regulations or rulings of Canada or of the United States (including a holding, judgment, or order by a court of competent jurisdiction), on or after November 1, 2006; provided, however, the Company or the Guarantor, as the case may be, cannot avoid payment of Additional Amounts by (i) filing a form, certificate, or other document with the appropriate taxing authority, the preparation or filing of which form, certificate, or other document, or any conditions or undertakings contained therein, does not cause any material detriment or material expense to the Company or the Guarantor, or (ii) taking some other action which in the Company's and Guarantor's reasonable judgment, is purely ministerial and does not cause any material detriment or material expense to the Company or the Guarantor.

      Section 11.2 Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of (a) less than all of the Securities of any series or (b) all of the Securities of any series, with the same issue date, interest rate or formula, Stated Maturity and other terms, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.


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      Section 11.3 Notice of Redemption.

      Notice of redemption shall be given in the manner provided in Section 17.3 to the Holders of Securities of any series to be redeemed, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, and not earlier than 90 days prior to the earliest date on which the Company or the Guarantor would be obliged to make payment of Additional Amounts or withholding. Failure to give notice by mailing in the manner herein provided to the Holder of Securities of any series designated for redemption or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities.

      Any notice that is mailed to the Holder of a Security of any series in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

      All notices of redemption shall state:

            (1) the Redemption Date,

            (2) the Redemption Price,

            (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

            (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

            (5) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date,

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and any accrued interest,

            (7) that the redemption is for a sinking fund, if such is the case,

            (8) the CUSIP number of such Securities, if any (or any other numbers used by a Depository to identify such Securities),

      A notice of redemption mailed as contemplated by Section 17.3 need not identify particular Securities to be redeemed.


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

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

      Section 11.4 Deposit of Redemption Price.

      On or prior to any Redemption Date, the Company shall deposit, with respect to the Securities of any series called for redemption pursuant to
Section 11.3, with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 3.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on, all such Securities or portions thereof which are to be redeemed on that date.

      Section 11.5 Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with any accrued interest to the Redemption Date; provided, however, that, except as otherwise specified in or pursuant to this Indenture, installments of interest on Securities whose Stated Maturity is prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more predecessor Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of Section 2.10.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security.

      Section 11.6 Cancellation and Disposition of Securities

      All Securities redeemed and paid pursuant to the provisions of this
Article 11 shall be cancelled and disposed of, as provided in Section 2.12.

      Section 11.7 Selection by Trustee of Securities to be Redeemed.

      If less than all of the Securities of any series with the same issue date, interest rate or formula, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto.


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

      The Trustee shall promptly notify the Company and the Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

      Unless otherwise specified in or pursuant to this Indenture or the Securities of any series, if any Security selected for partial redemption is exchanged for securities of another issuer in part before termination of the exchange right with respect to the portion of the Security so selected. Securities which have been exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

      Section 11.8 Securities Redeemed in Part.

      Any Security which is to be redeemed only in part shall be surrendered at any Office or Agency for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

                                   ARTICLE 12
                                   AMENDMENTS

      Section 12.1 Without Consent of Holders.

      Without the consent of any Holders, the Company and the Guarantor (when authorized by or pursuant to a Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, contained herein and in the Securities or the Guarantee in accordance with Article 4; or

            (2) to add to the covenants and agreements of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (as shall be specified in such


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

supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

            (3) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee, a co-trustee or other qualifying trustee with respect to the Securities, and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.10; or

            (4) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series then Outstanding in any material respect; or

            (5) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or

            (6) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article 8, provided that any such action shall not adversely affect the interests of any Holder of an Outstanding Security of such series or any other Outstanding Security in any material respect; or

            (7) to secure payment on the Securities pursuant to Section 3.6 or otherwise; or

            (8) to amend or supplement any provision contained herein or in any supplemental indenture, provided that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities then Outstanding; or

            (9) to establish the form and terms of Securities of any series as permitted by Sections 2.1 and 2.4.

      Section 12.2 With Consent of Holders

      With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company and the Guarantor (when authorized by or pursuant to a Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of such series under this Indenture or of such Securities; provided, however, that no such supplemental indenture, without the consent of each Holder of each Outstanding Security affected thereby, shall:

            (1) change the Stated Maturity of the principal of, or any premium or installment of interest on, any Security, or reduce the principal amount thereof or the rate


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

      (or modify the calculation of such rate) of interest thereon, or any premium payable upon the redemption thereof or otherwise, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof or the amount thereof provable in bankruptcy, change the redemption provisions or adversely affect the right of repayment at the option of any Holder as contemplated by Article 15, or change the Place of Payment, or Currency in which the principal of, any premium or interest on, any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment), or

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 13.4 for quorum or voting, or

            (3) modify any of the provisions of this Section, Section 5.13 or
      Section 3.8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
      Section 3.8, or the deletion of this proviso, in accordance with the requirements of Sections 6.10(2) and 12.1(3).

      In computing whether the Holders of the requisite principal amount of Outstanding Securities have taken action under this Indenture or under a supplemental indenture hereto, the Company shall use: (i) for an Original Issue Discount security, the amount of the principal that would be due and payable as of that date, as if the Maturity of such Security had been accelerated due to a default; and (ii) for a Security denominated in a Foreign Currency or Currencies, the Dollar equivalent of the outstanding principal amount as of that date, using the exchange rate in effect on the date of original issuance of such Security.

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture, which shall have been included expressly and solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Any consent given by any Holder of a Security under this Section 12.2 shall be irrevocable for a period of six months after the day of execution thereof, but may be revoked at any time thereafter by such Holder or by his successor in title by filing written notice of such revocation with the Trustee at its Corporate Trust Office; provided, however, that such consent shall not be revocable after the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of the applicable series of which such Security is a part at the time Outstanding shall have consented to such supplemental indenture. No notation on any Security of the fact of such consent shall be necessary, but any such written consent by the Holder shall be conclusive and binding on all future Holders and owners of the same Security and of all Securities delivered upon registration of transfer of or in exchange therefor, unless revoked in the manner and during the period provided in this Section 12.2.

      Section 12.3 Execution of Supplemental Indentures.

      As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an Officers' Certificate stating that all conditions precedent to the execution of such supplemental indenture have been fulfilled. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise is not reasonably acceptable to the Trustee.

      Section 12.4 Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      Section 12.5 Reference in Securities to Supplemental Indentures.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for the Outstanding Securities in equal aggregate principal amounts, and such exchange shall be made without cost to the Holders.

      Section 12.6 Compliance with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall comply with the requirements of the Trust Indenture Act as then in effect.

      Section 12.7 Notice of Supplemental Indenture.

      Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to Section 12.2, the Company shall transmit to the Holders of the Outstanding

Securities of any series affected thereby a notice setting forth in general terms the substance of such supplemental indenture. Failure to send such notice will not impair the validity of such supplemental indenture.

                                   ARTICLE 13
                               MEETINGS OF HOLDERS

      Section 13.1 Purposes for Which Meetings May Be Called.

      A meeting of Holders of any series of Securities may be called at any time and from time to time pursuant to this Article, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture or under applicable law, to be made, given or taken by Holders.

      Section 13.2 Call, Notice and Place of Meetings.

            (1) The Trustee may at any time call a meeting of Holders for any purpose specified in Section 13.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 17.3, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

            (2) In case at any time the Company (by or pursuant to a Board Resolution) or the Holders of at least 10% in principal amount of the Outstanding Securities of the applicable series have requested the Trustee to call a meeting of the Holders for any purpose specified in Section 13.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (1) of this Section.

      Section 13.3 Persons Entitled to Vote at Meetings.

      To be entitled to vote at any meeting of Holders of any series of Securities, a Person shall be (1) a Holder of Outstanding Securities of the applicable series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, and any representatives of the Company, the Guarantor and their counsel.

      Section 13.4 Quorum; Action.

      The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities shall constitute a quorum for any meeting of Holders. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any reconvened meeting, such reconvened meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such reconvened meeting. Notice of the reconvening of any such adjourned meeting shall be given as provided in Section 13.2(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities which shall constitute a quorum.

      Except as limited by the first proviso to Section 12.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of such principal amount of the Outstanding Securities of the applicable series as shall, in accordance with the other provisions of this Indenture, be entitled to take the relevant action; provided, however, that, except as limited by the first proviso to Section 12.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a lesser specified percentage, in principal amount of the Outstanding Securities of the applicable series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of the applicable series.

      Except as limited by the first proviso to Section 12.2, any resolution passed or decision taken at any meeting of Holders duly held in accordance with this Section shall be binding on all the Holders, whether or not such Holders were present or represented at the meeting.

      Section 13.5 Determination of Voting Rights; Conduct and Adjournment of Meetings.

            (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

            (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 13.2(2), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by


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

vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

            (3) At any meeting, each Holder of Securities of the applicable series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him or such other amount authorized pursuant to Section 2.4; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

            (4) Any meeting of Holders duly called pursuant to Section 13.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of the applicable series represented at the meeting; and the meeting may be held as so adjourned without further notice.

      Section 13.6 Counting Votes and Recording Action of Meetings.

      The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of the applicable series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.2 and, if applicable, Section 13.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      Section 13.7 Preservation of Rights of Trustee and Holders

      Nothing contained in this Article 13 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or the Securities.


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

                                   ARTICLE 14
                                  SINKING FUNDS

      Section 14.1 Applicability of Article.

      The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required in or pursuant to this Indenture or any Security of such series issued pursuant to this Indenture.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 14.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and this Indenture.

      Section 14.2 Satisfaction of Sinking Fund Payments with Securities.

      The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such Securities (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If, as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 14.2, the principal amount of Securities of such series to be redeemed in order to satisfy the remaining sinking fund payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

      Section 14.3 Redemption of Securities for Sinking Fund.

      Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the next, ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 14.2, and the optional amount, if any, to be added in cash to the next ensuing mandatory


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

sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.7 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.3. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.5 and 11.8.

                                   ARTICLE 15
                       REPAYMENT AT THE OPTION OF HOLDERS

      Section 15.1 Applicability of Article.

      Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 2.12, shall not operate as a payment, redemption or satisfaction of the Indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Section 15.1, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

                                   ARTICLE 16
                        SECURITIES IN FOREIGN CURRENCIES

      Section 16.1 Applicability of Article.

      Whenever this Indenture provides for (1) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series or pursuant to this Indenture or the Securities, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate


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

to the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee.

                                   ARTICLE 17
                                  MISCELLANEOUS

      Section 17.1 Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by
Section 318(c) thereof, such required provision shall control.

      Section 17.2 Notices, etc. to Trustee, Company and Guarantor

      Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; and

            (2) the Company, by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to the attention of its Treasurer, with a copy to the attention of its General Counsel, at 1 CIT Drive, Livingston, New Jersey 07039 or at any other address previously furnished in writing to the Trustee by the Company; and

            (3) the Guarantor, by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Guarantor, addressed to the attention of its Treasurer, with a copy to the attention of its General Counsel, at 505 Fifth Avenue, New York, New York 10017, or at any other address previously furnished in writing to the Trustee by the Guarantor.

      Section 17.3 Notice to Holders of Securities; Waiver.

      Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

      In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice that is mailed in the manner herein provided, shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      Section 17.4 Language of Notices.

      Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language.

      Section 17.5 Compliance Certificates and Opinions

      Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. The aforementioned Officers' Certificate and Opinion of Counsel need not be given in connection with the initial issuance of Securities under this Indenture.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that the individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

            (4) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

      Section 17.6 Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company or the Guarantor, as applicable, may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, provided that such officer, after reasonable inquiry, has no reason to believe and does not believe that the Opinion of Counsel with respect to the matters upon which his certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as applicable, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as applicable, provided that such counsel, after reasonable inquiry, has no reason to believe and does not believe that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

      Section 17.7 Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 17.8 Successors and Assigns.

      All covenants and agreements in this Indenture by the Company or the Guarantor, as applicable, shall bind its successors and assigns, whether so expressed or not.

      Section 17.9 Separability Clause.

      In case any provision in this Indenture, in any Security or in the Guarantee notated thereon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 17.10 Governing Law.

      This Indenture, the Securities and the Guarantee shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

      Section 17.11 Legal Holidays.

      A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action to be taken on such day shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no interest shall accrue for the intervening period.

      Section 17.12 Counterparts.

      This Indenture may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      Section 17.13 Judgment Currency.

      The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the requisite amount of the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

      Section 17.14 No Security Interest Created.

      Subject to the provisions of Section 3.6, nothing in this Indenture or in any Securities or in the Guarantees notated thereon, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or the Guarantor, or their respective Subsidiaries, is or may be located.

      Section 17.15 Limitation on Individual Liability.

      A director, officer, employee or shareholder, as such, of the Company or the Guarantor shall not have any liability for any obligations of the Company or the Guarantor under the Securities, this Indenture or the Guarantee or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

      Section 17.16 Submission to Jurisdiction.

      The Company agrees that any legal suit, action or proceeding arising out of or based upon this Indenture or the Securities may be instituted in any state or Federal court in the Borough of Manhattan, The City of New York, New York, United States, waives, to the extent it may effectively do so, any objection which it may have now or hereafter to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Company has designated and appointed CT Corporation (or any successor corporation) as the Company's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon said agent at its office at 111 Eighth Avenue, New York, New York 10011 (or at such other address in the Borough of Manhattan, The City of New York, as the Company may designate by written notice to the Guarantor and the Trustee), and written notice of said service to the Company, mailed or delivered to it, at 1 CIT Drive, Livingston, New Jersey, 07039, Attention: Treasurer and General Counsel (until another address is filed by the Company with the Trustee), shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Company, whether or not the Company shall then be doing, or at any time shall have done, business within the State of New York, and any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such State, and waives all claim of error by reason of any such service. Said designation and appointment shall be irrevocable until this Indenture shall have been satisfied and discharged in accordance with Article 8. The Company agrees to take all action as may be necessary to continue the designation and appointment of CT Corporation or any successor corporation in full force and effect so that the Company shall at all times have an agent for service of process for the above purposes in the Borough of Manhattan, The City of New York, New York, United States.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the date first above written.

                                            CIT GROUP FUNDING COMPANY OF CANADA
                                                     as Issuer

                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                            CIT GROUP INC.
                                                     as Guarantor

                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                            THE BANK OF NEW YORK
                                                     as Trustee

                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                                                     Exhibit A-1

                         Form of Fixed Rate Global Note

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (the "Depositary"), to the Corporation (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                % SENIOR NOTE DUE

                       CIT GROUP FUNDING COMPANY OF CANADA

No. R-                                           CUSIP No.

PRINCIPAL AMOUNT:

SPECIFIED CURRENCY:

ORIGINAL ISSUE DATE:

MATURITY DATE:

INTEREST RATE PER ANNUM:

INTEREST PAYMENT DATES: Semiannually on and of each year and on the Maturity Date, commencing on , provided that if any such day is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no additional interest will accrue as a result of the delayed payment.

      CIT GROUP FUNDING COMPANY OF CANADA, an unlimited company organized under the laws of the Province of Nova Scotia, Canada (the "Corporation"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, at the office or agency of the Corporation in the Borough of Manhattan, The City of New York, the principal sum set forth above, on the maturity date shown above, or if such date is not a Business Day, the next succeeding Business Day (the "Maturity Date"), in such coin, currency or currency unit specified above as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, if any, on said principal sum at the rate per annum (computed on the basis of a 360-day year of twelve 30-day months) shown above, in like coin, currency or currency unit, semiannually on each Interest Payment Date set forth above from and after the date of this Note and on the Maturity Date until payment of said principal sum has been made or duly provided; provided, however, that if an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, then interest on this Note will be paid on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after such Interest Payment Date or Maturity Date. Unless this Note is a Note which has been issued upon transfer of, in exchange for, or in replacement of a predecessor Note, interest on this Note shall accrue from the Original Issue Date indicated above. If this Note has been issued upon transfer of, in exchange for, or in replacement of a predecessor Note, interest on this Note shall accrue from the last Interest Payment Date to which interest was paid on such predecessor Note or, if no interest was paid on such predecessor Note, from the Original Issue Date indicated above. The first payment of interest on a Note originally issued and dated on or after the Record Date (as defined below) preceding an Interest Payment Date will not be made on such Interest Payment Date, but will be made on the next succeeding Interest Payment Date. Subject to certain exceptions provided in the Indenture referred to below, the interest so payable on any Interest Payment Date will be paid to the person in whose name this Note was registered at the close of business on the fifteenth day next preceding such Interest Payment Date (each such date a "Record Date"), provided, however, that interest payable on the Maturity Date (other than a Maturity Date that would otherwise be an Interest Payment Date) will be paid to the person to whom said principal sum is payable.

      "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation (including any executive order) to close in The City of New York.

      Payment of interest on this Note due on any Interest Payment Date will be paid in U.S. Dollars at the office or agency of the Corporation maintained for such purposes in the Borough of Manhattan, City of New York, or by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States. Payment of the principal of, and interest, if any, on this Note due to the holder hereof at maturity will be made in U.S. dollars, in immediately available funds, upon presentation of this Note at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York.

      Subject to applicable laws and regulations, a holder of $1,000,000 (or the equivalent in other currencies or currency units) or more in aggregate principal amount of the Notes may, by delivery of a written request to the Paying Agent under the Indenture, elect to have all payments to such holder made by wire transfer of immediately available funds to a designated account maintained in the United States; provided, that such payments to be made on the Maturity Date will be made only after surrender of such Note or Notes at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York not later than one Business Day prior to the Maturity Date. Such request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission and must be delivered not later than the close of business on the Record Date immediately preceding an Interest Payment Date or the fifteenth day prior to the Maturity Date. Any such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of any such revocation must be received by the Paying Agent not later than the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth day preceding the Maturity Date.

      This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Corporation (hereinafter called the "Securities") all issued or to be issued under and pursuant to an Indenture dated as of October , 2006 (hereinafter called the "Indenture"), duly executed and delivered by the Corporation, CIT Group Inc., as guarantor (hereinafter called the "Guarantor") and The Bank of New York, as trustee (hereinafter called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the holders of the Securities. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the "TIA"), as in effect on the date of the Indenture. The Notes are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Holders are referred to the Indenture and the TIA for a statement of such terms. As provided in the Indenture, the Securities may be issued in one or more separate series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities, which series is limited (except as provided in the Indenture) to an aggregate principal amount
of        , designated as the     % Senior Notes due        (the "Notes").

      Interest payments hereon will include the amount of interest accrued from and including the most recent Interest Payment Date to which interest has been paid (or from and including the Original Issue Date, if no interest has been paid with respect to this Note) to but excluding the applicable Interest Payment Date or the Maturity Date as the case may be.

      In case an event of default, as defined in the Indenture, with respect to this Note shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture. If an event of default, as specified in clause (7) or (8) of Section 5.1 of the Indenture occurs, all unpaid principal of and accrued interest (including any Additional Amounts), if any, shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holder of this Note.

      The Indenture contains provisions permitting the Corporation, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of each series of Securities affected thereby, at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any indenture supplemental thereto or modifying in any manner the rights of the holders of this Note; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any premium or installment of interest on, any Security, or reduce the principal amount thereof or the rate (or modify the calculation of such rate) of interest thereon, or any premium payable upon the redemption thereof or otherwise, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof or the amount thereof provable in bankruptcy, change the redemption provisions or adversely affect the right of repayment at the option of any Holder, or change the Place of Payment, Currency in which the principal of, any premium or interest on, any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment), (ii) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or reduce the requirements for quorum or voting, (iii) modify any of the provisions of Section 9.2, Section 5.13 or Section 10.6 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or (iv) make any change that adversely affects the right to convert or exchange any Security into or for securities of the Corporation or other securities (whether or not issued by the Corporation), cash or property in accordance with its terms. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding, on behalf of the holders of all the Securities of such series, to waive, insofar as that series is concerned, compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued upon the registration of transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or other such Notes.

      This Note will not be redeemable prior to maturity, is not entitled to any sinking fund and will not be repayable at the option of the holder.

      The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. Upon due presentment for registration of transfer of this Note at the office or agency of the Corporation in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations in Dollars for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any stamp tax or other governmental charge imposed in connection therewith.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the places, at the respective times, at the rate and in the currency herein prescribed.

      The Corporation, the Guarantor, the Trustee, and any paying agent may deem and treat the registered holder hereof as the absolute owner of this Note at his address as it appears on the register books of the Corporation as kept by the Trustee or duly authorized agent of the Corporation (whether or not this Note shall be overdue), for the purpose of receiving payment of or on account hereof and for all other purposes, and neither the Corporation nor the Guarantor nor the Trustee nor any paying agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectively satisfy and discharge liability for moneys payable on this Note.

      No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future shareholder, officer or director, as such, of the Corporation or the Guarantor, either directly or through the Corporation or the Guarantor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or penalty or otherwise, all such personal liability of every such incorporator, shareholder, officer and director, as such, being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.

      Unless otherwise defined herein, terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture. To the extent that provisions contained in this Note are inconsistent with the provisions set forth in the Indenture, the provisions contained herein will apply.

      This Note shall be governed by and construed in accordance with the laws of the State of New York.

      This Note shall not be valid or become obligatory for any purpose until the Trustee's Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to above.

            IN WITNESS WHEREOF, CIT GROUP FUNDING COMPANY OF CANADA has caused this instrument to be signed by its duly authorized officers, and has caused its corporate seal, or a facsimile thereof, to be affixed hereto or imprinted hereon.

Dated:

                                                    CIT GROUP FUNDING COMPANY OF
                                                    CANADA

[CORPORATE SEAL]

                                                    By:
                                                       -------------------------
                                                    Name:
                                                    Title:

Attest:
       ----------------------------
Name:
Title:

TRUSTEE'S CERTIFICATE OF
   AUTHENTICATION

Dated:

This Note is one of a series of Securities described in the Indenture referred to above.

THE BANK OF NEW YORK,
   as Trustee

By:
   --------------------------------
Name:
Title:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -  as tenants                  UNIF GIFT MIN ACT - . . .Custodian..
           in common                                     (Cust) (Minor)
TEN ENT -  as tenants by                                  Under Uniform Gifts to
           the entireties                                 Minor Act
JT TEN -   as joint tenants
           with right of
           survivorship and                                -------------------
           not as tenants in                                      (State)
           Common

Additional abbreviations may also be used though not in the above list.

                                   ----------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
--------------------------------------------------------------------------------

(Please insert Social Security
or other identifying
number of Assignee)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of Assignee)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

the within Note of CIT GROUP FUNDING COMPANY OF CANADA and does hereby irrevocably constitute and appoint

--------------------------------------------- attorney to transfer the said Note on the books of the Corporation, with full power of substitution in the premises.

Dated:
      ----------------------                       -----------------------------

[NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

                                                                     Exhibit A-2

                        Form of Floating Rate Global Note

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (the "Depositary"), to the Corporation (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                          FLOATING RATE SENIOR NOTE DUE

                       CIT GROUP FUNDING COMPANY OF CANADA

No. R-                                           CUSIP No.

PRINCIPAL AMOUNT:  U.S. $

SPECIFIED CURRENCY:

ORIGINAL ISSUE DATE:

MATURITY DATE:

INTEREST RATE BASIS:

SPREAD:

INITIAL INTEREST RATE:

INDEX MATURITY:

INTEREST RATE CALCULATION:

CALCULATION AGENT:  The Bank of New York

INTEREST PAYMENT DATES: Interest will be paid quarterly on , , , and of each year and on the Maturity Date, commencing on , provided that if any such day (other than the Maturity Date) is not a Business Day, then the Interest Payment Date will be postponed to the following day that is a Business Day, except that if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day.

INTEREST RESET DATES: Quarterly on , , , and of each year, commencing on , provided that if any such day would otherwise fall on a day that is not a Business Day, then the

Interest Reset Date will be the next succeeding Business Day, except that if such Business Day is in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day.

INTEREST DETERMINATION DATES:

CIT GROUP FUNDING COMPANY OF CANADA, an unlimited company organized under the laws of the Province of Nova Scotia, Canada (herein called the "Corporation"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, at the office or agency of the Corporation in the Borough of Manhattan, The City of New York, the principal sum set forth above, on the maturity date shown above, or if such date is not a Business Day (as defined below), the next succeeding Business Day (the "Maturity Date"), in such coin, currency or currency unit specified above as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest quarterly, on the Interest Payment Dates specified above, commencing with the first Interest Payment Date specified above, and on the Maturity Date, on said principal sum at said office or agency, in like coin, currency or currency unit, at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate per annum determined in accordance with the provisions set forth below under the heading "Determination of Interest Rate Per Annum for the LIBOR Notes"; provided, however, that if any Interest Payment Date specified above, other than an Interest Payment Date occurring on the Maturity Date, would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. Interest on this Note shall accrue from and including the last Interest Payment Date to which interest has been paid (or from and including the Original Issue Date, if no interest has been paid with respect to this Note) to, but excluding, the applicable Interest Payment Date, or the Maturity Date, as the case may be; provided, further, that if the Maturity Date would otherwise fall on a day that is not a Business Day, then interest on this Note will be paid on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the Maturity Date; provided, further, that if the Corporation shall default in the payment of interest due on any Interest Payment Date, then interest on this Note shall accrue from and including the last Interest Payment Date to which interest has been paid (or from and including the Original Issue Date, if no interest has been paid with respect to this Note) to, but excluding, the applicable Interest Payment Date, or the Maturity Date, as the case may be. Subject to certain exceptions provided in the Indenture referred to below, the interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the Record Date next preceding such Interest Payment Date and interest payable at maturity (other than on a day that would otherwise be an Interest Payment Date) will be paid to the person to whom said principal sum is payable.

      "Record Date" means the fifteenth calendar day immediately preceding each Interest Payment Date.

      "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation

(including any executive order) to close in The City of New York, and a day that is also a London Business Day.

      "London Business Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market.

      Payment of interest on this Note due on any Interest Payment Date will be paid in U.S. Dollars at the office or agency of the Corporation maintained for such purposes in the Borough of Manhattan, City of New York, or by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States. Payment of the principal of, premium, if any, and interest, if any, on this Note due to the holder hereof at maturity will be made in U.S. dollars, in immediately available funds, upon presentation of this Note at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York.

      Subject to applicable laws and regulations, a Holder of $1,000,000 (or the equivalent in other currencies or currency units) or more in aggregate principal amount of the Notes may, by delivery of a written request to the Paying Agent under the Indenture, elect to have all payments to such holder made by wire transfer of immediately available funds to a designated account maintained in the United States; provided, that such payments to be made on the Maturity Date will be made only after surrender of the Note or Notes at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York not later than one Business Day prior to the Maturity Date. Such request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission and must be delivered not later than the close of business on the Record Date immediately preceding an Interest Payment Date or the fifteenth day prior to the Maturity Date. Any such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of any such revocation must be received by the Paying Agent not later than the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth day preceding the Maturity Date.

      This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Corporation (hereinafter called the "Securities") all issued or to be issued under and pursuant to an Indenture
dated as of October    , 2006 (hereinafter called the "Indenture"), duly
executed and delivered by the Corporation, CIT Group Inc., as guarantor (hereinafter called the "Guarantor") and The Bank of New York, as trustee (hereinafter called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the holders of the Securities. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the "TIA"), as in effect on the date of the Indenture. The Notes are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Holders are referred to the Indenture and the TIA for a statement of such terms. As provided in the Indenture, the Securities may be issued in one or more separate series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities, which series is limited (except as provided
in the Indenture) to an aggregate principal amount of    , designated as the
Floating Rate Senior Notes due       (the "Notes").

      The Interest Rate determined with respect to any Interest Determination Date (as defined herein) for this Note will become effective on and as of the next succeeding Interest Reset Date (as defined herein); provided, however, that the Interest Rate in effect with respect to this Note from the Original Issue Date specified above to the first Interest Reset Date will be the "Initial Interest Rate" set forth above and the Interest Rate in effect for each day following any Interest Reset Date to but excluding the next Interest Payment Date will be the rate in effect until the next succeeding Interest Reset Date. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined on the Interest Determination Date pertaining to such Interest Reset Date in accordance with the provisions of the applicable heading below.

      Subject to applicable provisions of law and except as specified herein, the Interest Rate determined with respect to any Interest Determination Date for this Note will be determined by the Calculation Agent in accordance with the provisions below.

      Determination of Interest Rate Per Annum for the LIBOR Notes. The Interest Rate will be equal to the then applicable LIBOR Telerate, as adjusted as specified above under "Interest Rate Calculation."

      "LIBOR Telerate" means, with respect to any Interest Determination Date, the rate for deposits in U.S. dollars having the Index Maturity specified above which appears on the Telerate Page 3750 (as defined below) as of 11:00 a.m., London time, on such Interest Determination Date; provided, that if on any Interest Determination Date the rate for deposits in U.S. dollars having the Index Maturity specified above does not appear on the Telerate Page 3750, LIBOR Telerate will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the Calculation Agent at approximately 11:00 a.m., London time, on such Interest Determination Date to prime banks in the London interbank market having the Index Maturity specified above and in a principal amount equal to an amount that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, the rate in respect of such Interest Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided, LIBOR Telerate in respect of such Interest Determination Date will be the arithmetic mean of the rates quoted by three major banks in The City of New York, selected by the Calculation Agent, at approximately 3:00 p.m., New York City time, on such Interest Determination Date for loans in U.S. dollars to leading European banks, having the Index Maturity specified above and in a principal amount equal to an amount that is representative for a single transaction in such market at such time; provided, however, that if one or more of the banks selected as aforesaid by the Calculation Agent are not quoting as described in this sentence, the Interest Rate will be the Interest Rate in effect on such Interest Determination Date.

      "Telerate Page 3750" means the display page designated as page 3750 on the Moneyline Telerate service (or any successor service, or such other page as may replace page 3750 on that service or any successor service for the purpose of displaying London interbank offered rates).

      The Calculation Agent shall calculate the Interest Rate hereon in accordance with the foregoing on or before each Interest Reset Date.

      The Interest Rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. The Interest Rate on this Note will in no event be lower than 0.00%.

      At the request of the holder hereof, the Calculation Agent will provide to such holder the Interest Rate then in effect for this Note, if available, and, if different, the Interest Rate to be in effect as a result of a determination made on the most recent Interest Determination Date with respect to this Note.

      Interest payments hereon will include the amount of interest accrued from and including the most recent Interest Payment Date to which interest has been paid (or from and including the Original Issue Date, if no interest has been paid with respect to this Note) to, but excluding, the applicable Interest Payment Date, or the Maturity Date, as the case may be.

      Accrued interest shall be computed by adding the Interest Factors (as defined below) calculated for each day from the Original Issue Date or from the last date to which interest has been paid or duly provided for up to but not including the day for which accrued interest is being calculated. The "Interest Factor" for each such day shall be computed by multiplying the face amount of the Note by the Interest Rate applicable to such day and dividing the product thereof by 360.

      Unless otherwise specified herein, all percentages resulting from any calculation of the rate of interest on this Note (including the calculation of the Interest Factor as described above) will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) will be rounded upward to 9.87655% (or .0987655)), and all U.S. dollar amounts used in or resulting from such calculation being rounded to the nearest cent (with one-half cent being rounded upward).

      In case an event of default, as defined in the Indenture, with respect to this Note shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture. If an event of default, as specified in clause (7) or (8) of Section 5.1 of the Indenture occurs, all unpaid principal of and accrued interest (including any Additional Amounts), if any, shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holder of this Note.

      The Indenture contains provisions permitting the Corporation, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of each series of Securities affected thereby, at the time outstanding, evidenced as in the

Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any indenture supplemental thereto or modifying in any manner the rights of the holders of this Note; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any premium or installment of interest on, any Security, or reduce the principal amount thereof or the rate (or modify the calculation of such rate) of interest thereon, or any premium payable upon the redemption thereof or otherwise, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof or the amount thereof provable in bankruptcy, change the redemption provisions or adversely affect the right of repayment at the option of any Holder, or change the Place of Payment, Currency in which the principal of, any premium or interest on, any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment), (ii) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or reduce the requirements for quorum or voting, (iii) modify any of the provisions of Section 9.2, Section 5.13 or Section 10.6 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or (iv) make any change that adversely affects the right to convert or exchange any Security into or for securities of the Corporation or other securities (whether or not issued by the Corporation), cash or property in accordance with its terms. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding, on behalf of the holders of all the Securities of such series, to waive, insofar as that series is concerned, compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued upon the registration of transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or other such Notes.

      This Note will not be redeemable prior to maturity, is not entitled to any sinking fund and will not be repayable at the option of the Holder.

      The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. Upon due presentment for registration of transfer of this Note at the office or agency of the Corporation in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations in Dollars for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any stamp tax or other governmental charge imposed in connection therewith.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the places, at the respective times, at the rate and in the currency herein prescribed.

      The Corporation, the Guarantor, the Trustee, and any paying agent may deem and treat the registered holder hereof as the absolute owner of this Note at his address as it appears on the register books of the Corporation as kept by the Trustee or duly authorized agent of the Corporation (whether or not this Note shall be overdue), for the purpose of receiving payment of or on account hereof and for all other purposes, and neither the Corporation nor the Guarantor nor the Trustee nor any paying agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectively satisfy and discharge liability for moneys payable on this Note.

      No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future shareholder, officer or director, as such, of the Corporation or the Guarantor, either directly or through the Corporation or the Guarantor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or penalty or otherwise, all such personal liability of every such incorporator, shareholder, officer and director, as such, being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.

      Unless otherwise defined herein, terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture. To the extent that provisions contained in this Note are inconsistent with the provisions set forth in the Indenture, the provisions contained herein will apply.

      This Note shall be governed by and construed in accordance with the laws of the State of New York.

      This Note shall not be valid or become obligatory for any purpose until the Trustee's Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to above.

            IN WITNESS WHEREOF, CIT GROUP FUNDING COMPANY OF CANADA has caused this instrument to be signed by its duly authorized officers, and has caused its corporate seal, or a facsimile thereof, to be affixed hereto or imprinted hereon.

Dated:

                                                    CIT GROUP FUNDING COMPANY OF
                                                    CANADA

[CORPORATE SEAL]

                                                    By:
                                                       -------------------------
                                                    Name:
                                                    Title:

Attest:
       ----------------------------
Name:
Title:

TRUSTEE'S CERTIFICATE OF
   AUTHENTICATION

Dated:

This Note is one of a series of Securities described in the Indenture referred to above.

THE BANK OF NEW YORK,
   as Trustee

By:
   --------------------------------
Name:
Title:

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -  as tenants                    UNIF GIFT MIN ACT - . . . Custodian . .
           in common                    (Cust)  (Minor)
TEN ENT -  as tenants by                 Under Uniform Gifts to
           the entireties                Minors Act
JT TEN  -  as joint tenants
           with right of
           survivorship and
           not as tenants in
           common
                                                       -------------------------
                                                                (State)

Additional abbreviations may also be used though not in the above list.

--------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
--------------------------------------------------------------------------------

(Please insert Social Security
or other identifying
number of Assignee)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of
Assignee)
--------------------------------------------------------------------------------

the within Note of CIT GROUP FUNDING COMPANY OF CANADA and does hereby
irrevocably constitute and appoint                      attorney to transfer
                                  ---------------------
the said Note on the books of the Corporation, with full power of substitution in the premises.

Dated:
       ----------------------  ----------------------

[NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

                                                                     Exhibit A-3

                          Form of Notation of Guarantee

      For value received, CIT Group Inc. (the "Guarantor") fully, unconditionally and irrevocably guarantees, to the extent set forth in and subject to the provisions in the Indenture, dated as of October , 2006 (the "Indenture"), among the Guarantor, CIT Group Funding Company of Canada (the "Company") and The Bank of New York, as trustee (the "Trustee"), to the Holder of the Note on which this Guarantee is notated and to the Trustee that:

            (a) the principal amount of, premium, if any, and interest and Additional Amounts, if any, on such Note will be promptly paid in full, when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest due on overdue amounts on this Note, to the extent lawful, and all other obligations of the Company to the Holder of this Note or the Trustee thereunder or under the Indenture will be promptly paid or performed in full, all in accordance with the terms thereof; and

            (b) in case of any extension of time of payment or renewal of such Note or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

      The obligation of the Guarantor to the Holder of such Note and to the Trustee pursuant to this Guarantee and the Indenture is expressly set forth in
Article 9 of the Indenture, which provisions are hereby incorporated in this Guarantee by reference as if set forth herein in full.

      Unless otherwise defined, capitalized terms used in this Guarantee shall have the meanings assigned to them in the Indenture.

      IN WITNESS HEREOF, the Guarantor has caused this Guarantee to be signed by its duly authorized officer.

                                               CIT GROUP INC.

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title: